 Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and is the type that the registrant treats as private or confidential.

EXCLUSIVE REAL ESTATE ADVISORY AGREEMENT

THIS EXCLUSIVE REAL ESTATE ADVISORY AGREEMENT (this “Agreement”), dated as of July 13, 2021 (the “Effective Date”), is by and between CAREMAX, INC., a Delaware corporation (the “Company”), RELATED CM ADVISOR, LLC, a Delaware limited liability company (the “Advisor”), and, solely for purposes of Sections 2(c) and (d), 15 and 17 through 27 hereof, THE RELATED COMPANIES, L.P. (“Related”).

W I T N E S S E T H

WHEREAS, the Company has been formed through the acquisition of CareMax Medical Group, LLC and IMC Medical Group Holdings, LLC by the Company;

WHEREAS, Advisor is a Subsidiary of Related;

WHEREAS, as part of the Company’s current business plan, the Company plans to establish Facilities (as defined below) that will serve the senior residents of low-income housing developments, including developments that may be owned by Affiliates (as defined below) of the Advisor, which centers will be designed in part to enhance the health and well-being of the residents of such developments, and other medically underserved neighborhoods, and to improve the quality, health outcomes, and efficiency of care to be provided to such residents;

WHEREAS, the Company desires to avail itself of the experience, sources of information, advice and assistance of the Advisor and to have the Advisor undertake the duties and responsibilities of exclusive real estate advisor to the Company and its Subsidiaries as provided herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.            Definitions. As used in this Agreement, the following terms have the definitions hereinafter indicated:

Affiliate or Affiliated. With respect to a Person, any other Person that either directly or indirectly controls, is controlled by or is under common control with the first Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting interests, by contract or otherwise. For purposes of this Agreement, the Advisor, its Affiliates and the Advisor Director shall not be deemed to be Affiliates of the Company and its Subsidiaries.

Board. The Board of Directors of the Company.

Board Condition. The Board Condition shall be satisfied so long as (i) this Agreement shall not have been terminated; (ii) the Advisor is not in material default under this Agreement; and (iii) Related and its controlled Affiliates and their respective directors, managers and officers collectively are beneficial owners (determined in accordance with Rule 13d-3(a) promulgated by the SEC under the Exchange Act but without giving effect to any other section of such rule) of at least 500,000 shares of Class A Common Stock (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments).

Class A Common Stock. Class A common stock, par value $0.0001 per share, of the Company.

Exchange Act. The Securities Exchange Act of 1934, as amended.

Exchange Rules. The rules of The Nasdaq Stock Market LLC or any other national securities exchange or national quotation system which shall be the principal securities exchange or quotation system on which the Class A Common Stock is then listed or quoted.

Facility. A medical center (which may be a new ground up build, an adaptive reuse of an existing building, or a third-party leased space) owned or leased by the Company and/or one of its Subsidiaries, except for real estate subject to Section 2(b).

Governmental Entity. Any United States (i) federal, state, local, municipal or other government; (ii) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal); (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal and self-regulatory organizations; or (iv) any national securities exchange or national quotation system.

Independent Director. A director of the Board who does not fail to meet any of the independence criteria set forth in Rule 5605(2)(A) through (F) (or any successor bright-line rules) of the rules of The Nasdaq Stock Market LLC (or any corresponding rules of any other national securities exchange or national quotation system which shall be the principal securities exchange or quotation system on which the Class A Common Stock is then listed or quoted) or any bright-line independence criteria for directors generally (as opposed to committee members) that may be promulgated in the rules or regulations of the SEC.

Law. Collectively, any federal, state, or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

Person. An individual, corporation, limited liability company, partnership, estate, trust, association, private foundation, joint stock company or other entity.

Practice. A corporation, limited liability company, partnership, joint venture or other entity or organization (i) that engages in the practice of providing medical services or of owning the equity interests of other Persons engaged in the practice of medical services and (ii) managed by the Company or any of its Subsidiaries under a management agreement.

SEC. The United States Securities and Exchange Commission.

Securities Act. The Securities Act of 1933, as amended.

Subsidiary. A corporation, limited liability company, partnership, joint venture or other entity or organization (i) of which the Company or any other Subsidiary of the Company is a general partner or managing member; (ii) of which the voting power to elect a majority of the board of directors, trustees or others performing similar functions with respect to such entity or organization or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Company or by any one or more of the Company’s Subsidiaries; or (iii) that is a Practice.

Warrant. A warrant exercisable for one share of Class A Common Stock, each at an initial exercise price of $11.50 per share.

2.            Appointment; Exclusivity.

(a)	The Company and the Advisor each hereby agree that the Advisor shall serve as exclusive real estate advisor to the Company and its Subsidiaries that is engaged to provide the collective Services set forth in Section 3 below, on the terms and conditions set forth in this Agreement.

(b)	Notwithstanding anything to the contrary contained herein, the Company’s exclusivity obligation in this Agreement shall not apply to (i) real estate leased or acquired by the Company or its Subsidiaries directly or indirectly in connection with acquisitions of entities by the Company or its Subsidiaries and the Advisor shall not be entitled to any fees or commissions in connection with such transactions unless the Advisor is requested in writing by the Company or one of its Subsidiaries to perform Services with respect thereto; (ii) any real estate advisory or other services provided to the Company and/or its Subsidiaries that are not specified in Section 3(a) through (i) below; (iii) any Services to be provided in a jurisdiction or with respect to a property where the Company or any of its Subsidiaries reasonably determines, after consultation with the Advisor, that it is in the best interest of the Company or such Subsidiary for a Person other than the Advisor or any other controlled Affiliate of Related to provide such Services; or (iv) any Facility for which the Advisor has declined to provide Services pursuant to Section 5(a).

(c)	Neither Related nor any of its controlled Affiliates, including the Advisor, shall, directly or indirectly, provide real estate advisory services, including, but not limited to, any of the Services (as defined below), to any Person that, directly or indirectly, provides value-based Medicare or Medicaid services under Governmental Entity programs in the United States as a significant portion of the business of such Person, other than to the Company and its Subsidiaries, including, but not limited to, any Person listed on Annex A hereto, which Annex may be supplemented from time to time upon agreement by the Company and the Advisor acting in good faith (the Persons lists on such Annex A, each a “Specified Restricted Party”); [***]

(d)	In addition to, but not limiting, the provisions of Section 2(c) above, no Affiliate of Related that is not controlled by Related shall, directly or indirectly, provide real estate advisory services, including, but not limited to, any of the Services, to (i) any Specified Restricted Party, or (ii) any Person that, directly or indirectly, provides value-based Medicare or Medicaid services under Governmental Entity programs in the United States as a significant portion of the business of such Person, other than to the Company and its Subsidiaries; [***]

3.            Responsibilities and Authority of the Advisor. Subject to the restrictions included in this Agreement, the Advisor hereby agrees, either directly or through any other controlled Affiliate of Related, to use commercially reasonable efforts to provide the following services only in connection with real estate (collectively, the “Services”):

(a)	source new clinic opportunities nationally;

(b)	provide resident and market data/insights to help inform the Company’s marketing, expansion, business development and other plans;

(c)	where reasonably requested by the Company, participate in community outreach programs for the benefit of the Company and its Subsidiaries, including introducing local political and community leaders to the Company;

(d)	coordinate the space planning process and manage build out execution of Facilities to the Company’s specifications;

(e)	where reasonably requested by the Company, serve as an intermediary with landlords for the ongoing management of the Company’s and its Subsidiaries’ real estate portfolio;

(f)	designate certain individuals who are assisting the Company to participate in healthcare fraud and abuse training through the Company’s compliance program;

(g)	where reasonably requested by the Company, engage and leverage relationships with local political and community leaders for the benefit of the Company and its Subsidiaries;

(h)	assist in the negotiation of real estate leases, subject to Section 5(b), including negotiating with landlords with the objective to maximize available tenant improvement dollars and obtain the best available terms; and

(i)	in consultation with the Company and in each case subject to the Company’s written approval, do all other things it reasonably deems necessary to assure its ability to render the foregoing services, including, but not limited to, assisting the Company in identifying and engaging other service providers to provide the foregoing services in jurisdictions or situations where the Advisor is unable to provide such services.

In connection with the provision of the Services set forth above, the Advisor shall use commercially reasonable efforts to (i) maintain compliance in all material respects with all applicable Laws; (ii) cooperate with accountants, attorneys, architects and other individuals representing the Company (including by using commercially reasonable efforts to render Services in respect of the selection and preparation of Facilities, the negotiation and preparation of leases and the closing of the resulting transactions); (iii) use the standard of care and diligence as is customary for professional providers of like services; (iv) provide a sufficient number of qualified and skilled personnel (“Personnel”) to perform and complete the Services, including by taking reasonable measures to provide that its Personnel who perform Services hereunder comply with their duties and obligations applicable thereto under this Agreement, provided that the Company reserves the right, in its reasonable discretion with reasonable notice after consultation with the Advisor, to reject any of the Personnel assigned by the Advisor in connection with this Agreement; (v) where reasonably requested by the Company with reasonable notice, regularly advise and consult with the Company regarding the Services, and (vi) where reasonably requested by the Company with reasonable notice, provide the Company and the Board (and any committee thereof) with reports pertaining to the provision of the Services and the Advisor’s other obligations under this Agreement (in the format and with the frequency reasonably requested by the Company, but not more than quarterly).

4.            Responsibilities of the Company. Subject to the restrictions included in this Agreement and applicable Law, with respect to each Facility with respect to which the Advisor is requested to, has or will provide any of the Services, the Company hereby agrees to use commercially reasonable efforts to:

(a)	license such Facility and its staff as required by applicable Law;

(b)	credential providers at such Facility as required by applicable Law;

(c)	maintain and execute a compliance plan; and

(d)	do all other things reasonably necessary to permit the Advisor to render the Services in respect of such Facility.

The Company agrees that it will use commercially reasonable efforts to (i) maintain compliance in all material respects with all applicable Laws and (ii) cooperate with accountants, attorneys, architects and other individuals representing the Advisor to facilitate provision of the Services.

5.            Site Relationships.

(a)	The Advisor shall advise the Company on the selection of sites for Facilities based on, among other things, local population market research and hospital and specialist availability. The Company will have the sole authority, in its absolute discretion, to determine sites for Facilities; provided that the Advisor shall not be obligated to provide any Services in respect of a Facility that the Advisor has not approved (such approval not to be unreasonably delayed, withheld, or conditioned); provided further that the Advisor shall not be entitled to any fee or commission in connection with a Facility that the Advisor has not approved.

(b)	If the Company determines, in its sole and absolute discretion, to open a Facility in a location owned by an Affiliate of the Advisor, then, the Company or one of its Subsidiaries will enter into a lease with an Affiliate of the Advisor for such Facility. Each such lease shall be on arm’s-length fair market value terms that are reasonably acceptable to the Company (in accordance with the Company’s policies for approval of related party transactions) and the Advisor.

(i)	The Company shall enter into a lease for the Facility to be located at Bronx Terminal Market with such lease including the terms set forth on the letter of intent attached as Exhibit A to this Agreement and such other terms as may be reasonably acceptable to the Company and the Advisor. The Company has entered into a lease for the Facility to be located at 1915 Third Avenue, a copy of which is attached as Exhibit B to this Agreement.

(c)	The Advisor shall assist the Company in developing a marketing plan for each new Facility for which the Advisor provides Services, including providing relevant data and other information pertaining to such new Facility site. Each such marketing plan shall include, but will not be limited to:

(i)	plans to advertise the Company in buildings owned by Affiliates of the Advisor and their surrounding neighborhoods, subject to compliance with applicable Law regulating such advertising;

(ii)	insight into the retail traffic patterns in buildings owned by Affiliates of the Advisor;

(iii)	information regarding how to apply the Company’s established community marketing plans to such new Facility; and

(iv)	information regarding sales resources of the Company and its Subsidiaries to be dedicated to such new Facility.

(d)	The Advisor will use commercially reasonable efforts to inform the Company of any locations in affordable housing properties in which Related has a direct or indirect majority interest that are proposed to be leased or otherwise provided to Persons who primarily provide value-based Medicare or Medicaid services under Governmental Entity programs for use as clinics or other medical facilities, so as to allow the Company the opportunity, in its sole discretion, to negotiate to enter into a lease for such location on terms to be mutually agreed.

6.            Expansion Plan.

(a)	The Company and the Advisor will jointly create a plan for expansion of the Company’s business to sites for new Facilities, beginning with four sites for new Facilities in New York City (including the two Facilities set forth in Section 5(b)(i)).

(b)	The plan for expansion shall have the following goals for progression: [***]

(c)	The Company and the Advisor shall coordinate the annual planning process relative to location selection for new Facilities.

7.            Governance.

(a)	Appointment of the Initial Advisor Director. On or prior to the date hereof, the Board shall take such actions as are necessary to appoint a designee of the Advisor to the Board as a Class III director (such Person, in such capacity, and each Alternate Director (as defined below), if an Alternate Director is appointed pursuant to Section 7(b), the “Advisor Director”) to serve as a director of the Company until the 2024 annual meeting of stockholders of the Company, or until the Advisor Director’s earlier death, resignation, or removal. Any designee for the Advisor Director (including, for the avoidance of doubt, the Alternate Director) shall (i) be reasonably acceptable to the Board (such acceptance not to be unreasonably withheld, delayed or conditioned), (ii) qualify as an Independent Director, unless otherwise consented to by the Board, and (iii) as reasonably determined by the Board, have the relevant financial and business experience to be a director of the Company (the “Director Qualifications”). Any designee for the Advisor Director shall provide all reasonably requested background information to the Company (including a completed copy of the Company’s standard D&O questionnaire), shall consent to a customary background check, and shall submit to customary interviews with the Board.

(b)	Director Appointment. Thereafter, for so long as the Board Condition is continuously satisfied and subject to the provisions of this Agreement, the Company shall (i) cause the Board (or the appropriate committee thereof) to nominate and recommend to the stockholders of the Company the election of the Advisor Director at any meeting of the stockholders of the Company (or in any resolution by written consent in lieu thereof) at which the Advisor Director is being considered for election to the Board and (ii) use efforts commensurate with those used with respect to each other director proposed by the Board, to cause the Advisor Director to be elected to the Board at each such meeting (or in any written resolution by written consent in lieu thereof).

(c)	Replacement of the Advisor Director. If, at any time that the Board Condition has continuously been satisfied, the Advisor Director shall have resigned, died, been removed from office, or shall be ineligible to serve as a director (for any reason, including pursuant to the Exchange Rules or applicable Law), (i) the Advisor shall have the right (but not the obligation), upon written notice to the Company, to designate an alternate Person (the “Alternate Director”) to replace the Advisor Director on the Board as the new Class III Director and (ii) the Board or a committee of the Board comprised of Independent Directors shall promptly, following the receipt of written notice from the Advisor, review the qualifications of such Alternate Director, and, subject to the terms and conditions of this Agreement, either appoint such Alternate Director to serve on the Board as the Advisor Director if the proposed Advisor Director meets the Director Qualifications or inform the Advisor that the Alternate Director does not meet the Director Qualifications. If the Board determines that the Alternate Director does not meet the Director Qualifications, the Advisor shall be permitted to designate an alternate Person as an Alternate Director.

(d)	Committees. To the extent permitted by applicable Law and any requirements under the Exchange Rules, the Advisor Director shall be considered by the Board for service on one or more of the committees of the Board.

(e)	Compensation and Information Rights. The Advisor Director shall be entitled to compensation, reimbursement, indemnification, information and other rights in connection with the Advisor Director’s role as a director to the same extent as other directors who are not employees of the Company. The Advisor Director shall execute such agreements of general applicability to all non-employee directors of the Company in a substantially similar form executed by other non-employee directors of the Company, including with respect to confidentiality, insider trading, indemnification or other corporate governance matters.

(f)	Resignation. As a condition to the appointment as an Advisor Director, each Advisor Director shall tender to the Advisor a conditional resignation of such Advisor Director that the Advisor shall tender to the Board, for acceptance by the Board, in its sole discretion, following (i) the failure of the Advisor to satisfy clause (i) of the definition of the term “Board Condition” or (ii) the Advisor’s concurrence (which shall not be unreasonably withheld, delayed, or conditioned) with a good faith determination by the Company of the failure of (A) the Advisor to satisfy clauses (ii) or (iii) of the Board Condition or (B) the Advisor Director to satisfy the Director Qualifications.

(g)	Reporting. If requested, the Company shall assist the Advisor Director or Alternate Director, as applicable, with the filing of ownership reports required under Section 16(a) of the Exchange Act.

8.            Other Financial Arrangements.

(a)	Subscription Agreement. Concurrently with the execution of this Agreement, the Company and the Advisor (or an Affiliate of the Advisor designated by the Advisor) shall each execute a subscription agreement in the form attached hereto as Exhibit C (the “Subscription Agreement”), pursuant to which:

(i)	the Advisor (or an Affiliate of the Advisor designated by the Advisor) will purchase from the Company 500,000 shares of Class A Common Stock at a purchase price of $10.00 per share;

(ii)	the Company will issue to the Advisor (or an Affiliate of the Advisor designated by the Advisor) 2,000,000 Warrants to purchase shares of Class A Common Stock, which Warrants will be fully vested upon issuance and shall be in the form attached hereto as Exhibit D; and

(iii)	the Company will issue to the Advisor (or an Affiliate of the Advisor designated by the Advisor) 6,000,000 Warrants to purchase shares of Class A Common Stock, 500,000 of which will vest in connection with the opening of each Facility other than the Facilities referenced in Section 5(b)(i), which shall be in the form attached hereto as Exhibit D.

(b)	Lock-Up. Concurrently with the execution of this Agreement, the Company and the Advisor (and any Affiliate of the Advisor receiving shares of Class A Common Stock or Warrants) shall each execute a lock-up agreement in the form attached hereto as Exhibit E (the “Lock-Up Agreement”), which will provide that the shares of Class A Common Stock issuable pursuant to the Subscription Agreement or the Warrants issued thereunder will be subject to a six month lock-up restriction, in addition to any restrictions pursuant to the Securities Act or applicable Law.

(c)	Registration Rights. Concurrently with the execution of this Agreement, the Company and the Advisor (and any Affiliate of the Advisor receiving shares of Class A Common Stock or Warrants) shall enter into a Registration Rights Agreement in the form attached as Exhibit C to the Subscription Agreement (the “Registration Rights Agreement”).

(d)	Lease Commissions. With respect to leases for new Facilities for properties for which the Advisor provides Services, following the execution of a new lease for such a Facility, the Company shall pay or cause the third-party landlord to pay the Advisor a commission equal to [***] of the standard market leasing commission not to exceed [***] of first year rent, as in effect from time to time. Advisor shall use its reasonable best efforts to cause the commission referred to in the foregoing sentence to be paid by the applicable third-party landlord. In connection with the exercise of any right to renew or extend a lease previously entered into by the Company or its Affiliates and/or to lease other or additional premises at any existing Facility, the Advisor shall only be entitled to a lease commission if the Company requests in writing that the Advisor provide Services or other feasibility and analytical support to the Company or its Affiliates in connection with such renewal or extension, and the Advisor does in fact provide such Services, in which case such commission shall be payable in accordance with the preceding sentence.

(e)	Advisor Overhead Recovery. In the event that the Company engages the Advisor to serve as construction project manager, the Advisor shall submit a written estimate of budgeted costs, fees and expenses (the “Estimate”), and upon approval of such Estimate by the Company in its reasonable discretion, the Company shall pay to the Advisor the overhead recovery expenses contemplated by such Estimate; provided, however, that nothing in this Agreement shall be construed to require the Company to use the Advisor as construction project manager for any Facility or to pay any costs, fees or expenses to Advisor as a construction project manager, except as provided in this Section 8(e).

(f)	Cost Reimbursement. The Company shall promptly reimburse Advisor, periodically upon request and in any event within 30 days after such request, for all documented out-of-pocket expenses reasonably incurred by Advisor on behalf of the Company in connection with performance of the Services under this Agreement; provided that any expense or series of related expenses greater than $10,000 shall require the prior written approval of the Company.

9.            Relationship of the Company and the Advisor. The Company and the Advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers or impose any liability as such on either of them.

10.          Representations and Warranties.

(a)	The Company hereby makes the following representations and warranties to the Advisor, all of which shall survive the execution and delivery of this Agreement:

(i)	The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(ii)	The Company has all power and authority required to execute and deliver this Agreement and to perform all its duties and obligations hereunder.

(iii)	The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary action on the part of the Company.

(iv)	This Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, receivership and similar Laws from time to time in effect and general principles of equity, including, without limitation, those relating to the availability of specific performance.

(v)	Each of the Company and its Subsidiaries have obtained all material licenses and permits under applicable Law necessary to conduct their respective businesses as currently conducted and each of the Company and its Subsidiaries shall maintain or cause to be maintained such licenses and permits during the term of this Agreement.

(b)	The Advisor hereby makes the following representations, warranties and covenants to the Company, all of which shall survive the execution and delivery of this Agreement:

(i)	The Advisor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(ii)	The Advisor has all power and authority required to execute and deliver this Agreement and to perform all its duties and obligations hereunder.

(iii)	The execution, delivery and performance of this Agreement by the Advisor have been duly authorized by all necessary action on the part of the Advisor.

(iv)	This Agreement constitutes a legal, valid and binding agreement of the Advisor enforceable against the Advisor in accordance with its terms, except as limited by bankruptcy, insolvency, receivership and similar Laws from time to time in effect and general principles of equity, including, without limitation, those relating to the availability of specific performance.

(v)	The Advisor and its Personnel have obtained all material licenses and permits under applicable Law necessary to perform the Advisor’s obligations under this Agreement, and the Advisor shall maintain or cause to be maintained such licenses and permits during the term of this Agreement.

(c)	Each party will promptly inform the other party if any of the representations herein ceases to be true.

11.          Term. Subject to Section 12 below, this Agreement shall continue in force until the twelfth anniversary of the Effective Date. Thereafter, this Agreement shall be subject to renewal upon mutual consent of the parties.

12.          Termination.

(a)	The Company may terminate this Agreement, effective upon 60 days’ prior written notice of termination to the Advisor, in the event that the Advisor is in material default in the performance or observance of any term, condition or covenant contained in this Agreement and such material default shall continue unremedied for a period of 60 days after written notice thereof is received by the Advisor specifying such material default and requesting that the same be remedied in such time period; provided that, a default by the Advisor may only be deemed material hereunder if such default (i) arises from a breach of a material term of this Agreement, (ii) constitutes a material breach thereof, and (iii) is not caused by a failure on the part of the Company or its Subsidiaries to comply with its responsibilities hereunder. Notwithstanding the foregoing, the Company may terminate this Agreement, effective upon notice thereof to the Advisor, if (A) the Advisor breaches, in bad faith, any provision of this Agreement, or (B) there is an event of gross negligence on the part of the Advisor in the performance of its duties under this Agreement that is not capable of remedy or remains unremedied for a period of 40 days after written notice thereof is received by the Advisor specifying such event and requesting that the same be remedied in such time period.

(b)	The Advisor may terminate this Agreement, effective upon 60 days’ prior written notice of termination to the Company, in the event that the Company is in material default in the performance or observance of any term, condition or covenant contained in this Agreement and such material default shall continue unremedied for a period of 60 days after written notice thereof is received by the Company specifying such material default and requesting that the same be remedied in such time period, provided that, a default by the Company may only be deemed material hereunder if such default (i) arises from a breach of a material term of this Agreement, (ii) constitutes a material breach thereof, and (iii) is not caused by a failure on the part of the Advisor or its Affiliates to comply with its responsibilities hereunder. In addition, following the three year anniversary of the Effective Date, the Advisor may terminate this Agreement, effective upon two years’ prior written notice of termination to the Company delivered on or after such three year anniversary, if (i) following such time as all Warrants contemplated to be issued under this Agreement as of the Effective Date have vested, the Advisor provides written notice to the Company that the Advisor in good faith believes that it should receive further compensation for continuing to provide the Services through the remainder of the term of this Agreement, and (ii) following a period of good faith negotiation between the parties of not less than six months following such notice, the Advisor and the Company are unable to agree on such further compensation to be paid to the Advisor.

(c)	The termination of this Agreement pursuant to this Section 12 shall not affect any remedies that the terminating party may be entitled to pursuant to Section 15.

13.          Survival. The provisions of Section 9, 12(c), 15 through 27 shall survive expiration or termination of this Agreement.

14.          Assignment; No Third Party Beneficiaries.

(a)	This Agreement may be assigned by the Advisor to an Affiliate of the Advisor with the approval of the Company, which shall not be unreasonably withheld, delayed, or conditioned.

(b)	This Agreement shall not be assigned by the Company without the consent of the Advisor, except in the case of an assignment by the Company to a Person that is a successor in interest of the Company by merger, consolidation, purchase of assets, stock sale or exchange or other similar transaction, as the case may be.

(c)	This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in this Section 14 and Section 15.

15.          Limitation on Liability; Indemnification; Remedies.

(a)	The Company shall indemnify, defend and protect the Advisor, Related, their Affiliates and their respective directors, officers, employees, partners, managers, members, controlling persons (each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Advisor Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (collectively, the “Liabilities”) incurred by the Advisor Indemnified Parties in or by reason of any pending, threatened or completed action, claim, suit, proceeding or investigation brought by a third party not Affiliated with the Advisor Indemnified Parties or Company Indemnified Parties (as defined below) (each and collectively, an “Action”) (i) directly arising out of any action taken or omitted to be taken by the Company or any of its Subsidiaries in connection with the performance of any of their obligations under this Agreement or (ii) arising out of the rendering of the Services by the Advisor in accordance with the terms of this Agreement, except, in each case of (i) and (ii), to the extent it is finally judicially determined that such Liabilities resulted from (A) the bad faith, gross negligence or willful misconduct of such Advisor Indemnified Party, (B) the violation of applicable Law by an Advisor Indemnified Party, or (C) a breach by the Advisor of this Agreement.

(b)	The Advisor and Related shall jointly and severally indemnify, defend and protect the Company, its Affiliates and their respective directors, officers, employees, partners, managers, members, controlling persons (each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Company Indemnified Parties” and, together with the Advisor Indemnified Parties, the “Indemnified Parties” and each an “Indemnified Party”) and hold them harmless from and against all Liabilities incurred by the Company Indemnified Parties in or by reason of any pending, threatened or completed Action directly arising out of any action taken or omitted to be taken by the Advisor or any of its Affiliates in connection with the performance of any of their obligations under this Agreement, except to the extent it is finally judicially determined that such Liabilities resulted from (A) the bad faith, gross negligence or willful misconduct of such Company Indemnified Party, (B) the violation of applicable Law by a Company Indemnified Party, or (C) a breach by the Company of this Agreement.

(c)	In the event that any Indemnified Party receives notice of commencement of any Action for which such Indemnified Party is entitled to indemnification pursuant to this Section 15, such Indemnified Party shall promptly notify the party obligated to indemnify such Indemnified Party pursuant to this Section 15 (the “Indemnifying Party”); provided, however, that failure to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 15 except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall not settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnity may be sought hereunder, whether or not any Indemnified Party is an actual or potential party to such Action, without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld in the case of an Action involving only the payment of money damages), unless such settlement is confidential and (i) includes an unconditional release of the Indemnified Parties from all liability in any way related to or arising out of such Action and (ii) does not include an admission of fault, culpability or a failure to act by or with respect to the Indemnified Parties or an adverse statement regarding the reputation or conduct of the Indemnified Parties.

(d)	In case any such Action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to elect to assume the defense thereof, and such election to assume the defense thereof shall relieve the Indemnifying Party of the obligation to reimburse the Indemnified Party for reasonable legal and other costs and expenses incurred by such Indemnified Party in defending itself; provided that, if the Indemnifying Party elects to assume the defense of such Action pursuant to this clause (d), the Indemnifying Party shall appoint counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in such Action and shall pay all legal or other fees and expenses related to such Action as incurred; and, provided further that the Indemnified Party shall promptly refund to the Indemnifying Party, as applicable, such fees and expenses to the extent incurred in connection with an Action as to which there has been a final judicial determination that the Indemnified Person is not entitled to indemnification pursuant to the terms of this Section 15. In any such Action, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary in writing, (ii) the Indemnifying Party has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Party, or (iv) the named parties in any such Action (including any impleaded parties) include the Indemnifying Party, on one hand, and the Indemnified Party, on the other, and representation of both by the same counsel would be inappropriate due to actual or potential differing interest between them.

(e)	Notwithstanding anything to the contrary herein, in no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special or indirect damages, including its loss of future revenue or income, its loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value, including diminution of value of the Class A Common Stock or Warrants, or any damages based on any type of multiple. Except as set forth in Section 15(f), the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement, or obligation set forth in this Agreement or otherwise relating to the subject matter of this Agreement, shall be pursuant to the termination provisions set forth in Section 12 and the indemnification provisions set forth in this Section 15 and, for the avoidance of doubt, it is acknowledged and agreed that upon vesting of each Warrant pursuant to the terms thereof, the rights of each holder thereof shall be unconditionally and irrevocably vested in such holder without regard to or recourse in respect of any obligation under or pursuant to this Agreement.

(f)	The parties agree that irreparable damage and harm would occur in the event that Section 2 (Appointment; Exclusivity) or 27 (Confidentiality) of this Agreement was not performed in accordance with its terms and that, although monetary damages may be available for such a breach, monetary damages would be an inadequate remedy therefor. Accordingly, each of the parties agrees that, in the event of any breach or threatened breach of Section 2 (Appointment; Exclusivity) or 27 (Confidentiality) of this Agreement by either party, the other party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent or restrain breaches or threatened breaches hereof and to specifically enforce the terms and provisions hereof. A party seeking an order or injunction to prevent breaches of this Agreement or to enforce specifically the terms and provisions hereof shall not be required to provide, furnish or post any bond or other security in connection with or as a condition to obtaining any such order or injunction, and each party hereby irrevocably waives any right it may have to require the provision, furnishing or posting of any such bond or other security. In the event that any legal proceeding should be brought in equity to enforce the provisions of Section 2 (Appointment; Exclusivity) or 27 (Confidentiality) of this Agreement, each party agrees that it shall not allege, and each party hereby waives the defense, that there is an adequate remedy available at law.

16.          Insurance; Fidelity Bond. Neither the Advisor nor the Company shall be required to obtain or maintain insurance or a fidelity bond in connection with the performance of its services hereunder.

17.          Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing and shall be given by being delivered by hand or by overnight mail or other overnight delivery service to the addresses set forth herein:

To the Company:                                      CareMax, Inc.

1000 NW 57 Court, Suite 400

Miami, FL 33126

Attention: General Counsel

With a copy, which shall not constitute notice, to:

DLA Piper LLP (US)

200 S. Biscayne Boulevard, Suite 2500

Miami, FL 33131

Attention: Joshua M. Samek, Esq.

To the Advisor:                                         Related CM Advisor, LLC
30 Hudson Yards
New York, NY 10001
Attention: Bryan Cho

With a copy, which shall not constitute notice, to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention: Robert W. Downes

Either party may at any time give notice in writing to the other party of a change in its address for the purposes of this Section 17.

18.            Amendments. This Agreement shall not be changed, modified, or discharged, in whole or in part, except by an instrument in writing signed by each of the parties hereto, or their respective successors or assignees.

19.            Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

20.            Governing Law; WAIVER OF JURY TRIAL. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to conflicts of laws provisions thereof that would cause the laws of another jurisdiction to be applied. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

21.            Submission to Jurisdiction; Consent to Service of Process. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of and consent to service of process and venue in the state and federal courts in the County of New York, State of New York in any dispute, claim, controversy, action, suit or proceeding between the parties arising out of this Agreement which are permitted to be filed or determined in such court. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.

22.            Entire Agreement. This Agreement, the Subscription Agreement and the warrants attached thereto, the Lock-Up Agreement, the Registration Rights Agreement and the exhibits, schedules and annexes hereto and thereto contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

23.            Indulgences, Not Waiver. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

24.            Fees and Expenses. Each of the Advisor, Related and the Company shall bear its own expenses in connection with the negotiation of this Agreement and consummation of the transactions contemplated hereby.

25.            Titles Not to Affect Interpretation. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

26.            Execution in Counterparts. This Agreement may be executed in any number of counterparts, and by PDF or other electronic means, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when the counterparts hereof, taken together, bear the signatures of all of the parties reflected hereon as the signatories.

27.            Confidentiality. The Advisor and the Company agree that (x) any trade secrets, know-how, or confidential material, information or data relating to development and/or business operations, strategies or ideas of the Advisor or its Affiliates, on the one hand, and the Company or its Subsidiaries, on the other hand, (y) any information pertaining to the leasing (including lease negotiations), operation and management of any Facility, and (z) all financial information pertaining to the Company or its Subsidiaries, and their respective officers, directors, stockholders, members, partners and Affiliates and the Facilities (collectively, “Confidential Information”) and that is disclosed by a party hereto (the “Disclosing Party”) to the other party hereto (the “Receiving Party”) may not be disclosed by the Receiving Party unless otherwise permitted by this Agreement. Confidential Information shall not include information (a) in the public domain other than as a result of a breach of this Agreement, (b) known to the Receiving Party from a source other than the Disclosing Party without a breach hereof by the Receiving Party, or (c) independently developed by the Receiving Party without information received from the Disclosing Party. In addition, the parties hereto may disclose Confidential Information (i) in any action to enforce the provisions of this Agreement, (ii) as required by the Exchange Act or the rules or regulations promulgated thereunder, the Securities Act or the rules or regulations promulgated thereunder or other applicable Law or legal process, (iii) as required or requested by the SEC, the Nasdaq Stock Market LLC or any other Governmental Entity, or (iv) to accountants, attorneys, advisors, investors, financing sources, and insurers who agree to or are otherwise required to maintain the information in confidence.

[SIGNATURES ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CAREMAX, INC.

By:	/s/ Carlos A. de Solo
	Name:	Carlos A. de Solo
	Title:	President and Chief Executive Officer

RELATED CM ADVISOR, LLC

By:	/s/ Bryan Cho
	Name:	Bryan Cho
	Title:	Executive Vice President

Solely with respect to Sections 2(c) and (d), 15 and 17 through 27:

THE RELATED COMPANIES, L.P.
By: The Related Group, Inc.

By:	/s/ Richard L. O’Toole
	Name:	Richard L. O’Toole
	Title:	Executive Vice President

Exhibit A

Bronx Terminal Market Letter of Intent

Exhibit B

1915 Third Avenue Lease

Exhibit C

Form of Subscription Agreement

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into as of July 13, 2021 by and between CAREMAX, INC., a Delaware corporation (the “Company”), and Related CM Advisor, LLC, a Delaware limited liability company (the “Subscriber”).

WHEREAS, concurrently with the execution of this Subscription Agreement, the Company is entering into an Exclusive Real Estate Advisory Agreement with the Subscriber, whereby the Company has agreed that the Subscriber shall serve as exclusive real estate advisor to the Company (the “Advisory Agreement” and the entrance into the Advisory Agreement, the “Transaction”);

WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company (i) five hundred thousand (500,000) shares (the “Subscribed Shares”) of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) for a purchase price of $10.00 per share (the “Per Share Price”), (ii) a Warrant in the form attached hereto as Exhibit A (the “Series A Warrant”) to purchase two million (2,000,000) shares of Class A Common Stock (the “Series A Warrant Shares”) and (iii) a Warrant in the form attached hereto as Exhibit B (the “Series B Warrant” and, together with the Series A Warrant, the “Warrants” and, together with the Subscribed Shares, the “Securities”) to purchase 6,000,000 shares of Class A Common Stock (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”), for the aggregate purchase price of five million dollars ($5,000,000) (the “Purchase Price”), and the Company desires to issue and sell to the Subscriber the Securities in consideration of the payment of the Purchase Price by or on behalf of the Subscriber to the Company;

WHEREAS, concurrently with the execution of this Subscription Agreement, the Company and the Subscriber will enter into a Registration Rights Agreement in the form attached hereto as Exhibit C (the “Registration Rights Agreement”); and

WHEREAS, concurrently with the execution of this Subscription Agreement and in connection with the purchase of the Securities, the Company and the Subscriber are entering into a Lock-Up Agreement in the form attached as Exhibit D to the Advisory Agreement (the “Lock-Up Agreement” and, together with this Subscription Agreement, the Warrants, the Advisory Agreement and the Registration Rights Agreement, the “Subscription Documents”), which provides that the Subscribed Shares and the Warrant Shares will be subject to a six month lock-up restriction as set forth therein, in addition to any restrictions pursuant to applicable law.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1.         Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), the Subscriber hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to the Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”).

Section 2.         Closing.

(a)            The consummation of the Subscription and the issuance of the Warrants (the “Closing”) shall occur on the date hereof (the “Closing Date”). At the Closing, the Subscriber shall deliver the Purchase Price for the Securities by wire transfer of United States dollars in immediately available funds to the account specified by the Company, and the Company shall deliver to the Subscriber (i) the Subscribed Shares in book entry form (or, at the request of Subscriber, by issuance of a certificate, duly executed on behalf of the Company and countersigned by the Company’s transfer agent, representing such Subscribed Shares), free and clear of any liens or other restrictions (other than those arising under the Subscription Documents or applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions), (ii) evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date, (iii) an executed Series A Warrant and (iv) an executed Series B Warrant.

Section 3.         Company Representations and Warranties. The Company represents and warrants to the Subscriber that:

(a)            The Company (i) is validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under the Subscription Documents and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, condition (including financial), stockholders’ equity or results of operations of the Company, or a material adverse effect on the legal authority and ability of the Company to comply in all material respects with the terms of the Subscription Documents, including the issuance and sale of the Securities.

(b)            The Securities have been duly authorized and, when issued and delivered to the Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions, and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company’s governing and organizational documents or the laws of the State of Delaware.

(c)            The Subscription Documents have been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by the Subscriber to the extent a party thereto, each of the Subscription Documents shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d)            The execution, delivery and performance of the Subscription Documents, including the issuance and sale of the Securities hereunder, the compliance by the Company with all of the provisions of the Subscription Documents have and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) the organizational documents of the Company, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties that, in the case of clauses (i) and (iii) would reasonably be expected to have a Company Material Adverse Effect.

(e)            The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance of the Subscription Documents (including, without limitation, the issuance of the Securities), other than (i) notice filings required by applicable state securities laws, (ii) the filing of a registration statement as contemplated by the Registration Rights Agreement and the declaration of effectiveness with respect thereto by the Commission, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), if applicable, (iv) any filing required by Nasdaq and (v) those the failure of which to obtain would not have a Company Material Adverse Effect.

(f)             Except for such matters as have not had and would not have a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or any of the Subsidiaries or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company or any of the Subsidiaries.

(g)            Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Securities by the Company to the Subscriber.

(h)            Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities. The Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither the Company nor any person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Subscription Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions. Neither the Company nor any person acting on the Company’s behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Securities, as contemplated hereby, to the registration provisions of the Securities Act.

(i)             No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

(j)             The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.

(k)             The Class A Common Stock is eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Class A Common Stock. The Company’s transfer agent is a participant in DTC’s Fast Automated Securities Transfer Program. The Class A Common Stock is not, and has not been at any time, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Class A Common Stock through DTC

(l)             No broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Securities to the Subscriber.

(m)            As of their respective dates, each form, report, statement, schedule, prospectus, proxy, registration statement and other document required to be filed by the Company with the Commission since December 18, 2020 (the “SEC Documents”) complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as has been disclosed in the SEC Documents, the financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP). A copy of each SEC Document is available to the Subscriber via the Commission’s EDGAR system. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its initial registration of the Common Stock with the Commission. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Documents as of the date hereof

(n)            As of the date hereof, the authorized share capital of the Company consists of 260,000,000 shares of common stock (the “Common Stock”), including 250,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and 1,000,000 preferred shares, par value $0.0001 per share (“Preferred Shares”). As of the date hereof and immediately prior to the Closing and prior to giving effect to the Transaction: (i) 80,632,457 shares of Class A Common Stock, no shares of Class B Common Stock and no Preferred Shares were issued and outstanding; (ii) excluding the Warrants being purchased hereunder, 2,875,000 warrants, each exercisable to purchase a share of Class A Common Stock at $11.50 per full share, and 2,916,667 private placement warrants, each exercisable to purchase a share of Class A Common Stock at $11.50 per full share, were issued and outstanding; (iii) 6,400,000 shares of Class A Common Stock are reserved for issuance as earnout shares in connection with the Business Combination; and (iv) no Common Stock was subject to issuance upon exercise of outstanding options. All (A) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights and (B) outstanding warrants as of the date hereof have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to the Subscription Documents, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Common Stock or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests.

(o)            The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on Nasdaq. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the shares of Common Stock or prohibit or terminate the listing of the shares of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of the shares of Common Stock under the Exchange Act.

(p)            Upon consummation of the transactions contemplated hereby, the issued and outstanding shares of Common Stock will continue to be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on Nasdaq.

(q)            The Company is not, and immediately after receipt of payment for the Securities and consummation of the Transaction, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(r)             On or prior to the Closing Date, the issuance, sale, vesting and exercise of the Subscribed Shares, Warrants and Warrant Shares has been approved by the Board of Directors of the Company for all purposes under Section 16(b) of the Exchange Act and Rule 16b-3(d) thereunder.

(s)            The Company has not adopted a shareholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(t)             There has been no action taken by the Company, or, to the knowledge of the Company, any officer, director, equityholder, manager, employee, agent or representative of the Company, in each case, acting on behalf of the Company, in violation of any applicable Anti-Corruption Laws (as herein defined), (i) the Company has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the Company has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the Company has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

Section 4.         Subscriber Representations and Warranties. The Subscriber represents and warrants to the Company that:

(a)            The Subscriber (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and (ii) has the requisite power and authority to enter into and perform its obligations under the Subscription Documents to which it is party.

(b)            The Subscription Documents to which it is party have been duly authorized, executed and delivered by the Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, the Subscription Documents to which the Subscriber is party shall constitute the valid and legally binding obligation of the Subscriber, enforceable against the Subscriber in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c)            The execution and delivery of the Subscription Documents to which the Subscriber is party, the purchase of the Subscribed Shares, the compliance by the Subscriber with all of the provisions of the Subscription Documents to which it is party and the consummation of the transactions contemplated herein or therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Subscriber is a party or by which the Subscriber or any of its affiliates (as used herein as defined in Rule 12b-2 under the Exchange Act) is bound or to which any of the property or assets of the Subscriber is subject; (ii) the organizational documents of the Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Subscriber or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

(d)            The Subscriber (i) is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Securities only for its own account and not for the account of others and (iii) is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution of the Securities or the Warrant Shares in violation of the Securities Act.

(e)            The Subscriber understands that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that neither the Securities nor the Warrant Shares have been registered under the Securities Act. The Subscriber understands that neither the Securities nor the Warrant Shares may be offered, resold, transferred, pledged or otherwise disposed of by the Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, including pursuant to a private sale effected under Section 4(a)(7) of the Securities Act or applicable formal or informal Commission interpretation or guidance, such as a so-called “4(a)(1) and a half’ sale, and that the Warrants and any certificates representing the Subscribed Shares or the Warrant Shares shall contain a legend to such effect, which legend shall be subject to removal as set forth in the Registration Rights Agreement. As a result of these transfer restrictions, the Subscriber understands that the Subscriber may not be able to readily resell the Securities or the Warrant Shares and may be required to bear the financial risk of an investment in the Securities and the Warrant Shares for an indefinite period of time. The Subscriber acknowledges and agrees that the Securities and the Warrant Shares will not be eligible for offer, resale or disposition pursuant to Rule 144 promulgated under the Securities Act until at least the first anniversary of the consummation of the Business Combination. The Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities and the Warrant Shares. By making the representations herein, the Subscriber does not agree to hold the Securities or the Warrant Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities or the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act, except as explicitly provided for in the Lock-Up Agreement to which Subscriber is party.

(f)             The Subscriber understands and agrees that the Subscriber is purchasing the Subscribed Shares and the Warrant Shares directly from the Company.

(g)            In making its decision to purchase the Subscribed Shares and Warrant Shares, respectively, the Subscriber has relied and will rely, respectively, solely upon independent investigation made by the Subscriber. Without limiting the generality of the foregoing, the Subscriber has not relied on any statements or other information other than as provided concerning the Company or the Securities or the offer and sale of the Securities. The Subscriber acknowledges and agrees that the Subscriber has received access to, and has had an adequate opportunity to review, such information as the Subscriber deems necessary in order to make an investment decision with respect to the Securities.

(h)             The Subscriber became aware of this offering of the Securities solely by means of direct contact between the Subscriber and the Company or a representative of the Company, and the Securities were offered to the Subscriber solely by direct contact between the Subscriber and the Company or a representative of the Company. The Subscriber did not become aware of this offering of the Securities, nor were the Securities offered to the Subscriber, by any other means. The Subscriber acknowledges that the Company represents and warrants that the Securities were not offered by any form of advertising or, to its knowledge, general solicitation.

(i)             The Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Subscriber has considered necessary to make an informed investment decision. The Subscriber (A) is a sophisticated investor, experienced in investing and capable of evaluating investment risks independently, both in general and with regard to the purchase of the Securities, and (B) has exercised independent judgment in evaluating its participation in the purchase of the Securities.

(j)             The Subscriber has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Subscriber and that the Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Subscriber’s investment in the Company. The Subscriber acknowledges specifically that a possibility of total loss exists.

(k)             The Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(l)             The Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Subscriber is permitted to do so under applicable law. To the extent required, Subscriber maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, the Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by the Subscriber and used to purchase the Subscribed Shares or the Warrant Shares were legally derived.

(m)           No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of the Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of the Subscribed Shares or the Warrant Shares hereunder.

(n)            The Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty or covenant made by any person, firm or corporation (including, without limitation, the Company, any of its affiliates or any of its or their respective control persons, officers, directors, employees, agents or representatives), other than the representations and warranties and covenants of the Company expressly set forth in the Subscription Documents, in making its investment or decision to invest in the Company.

(o)            No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by the Subscriber solely in connection with the issuance of the Securities to the Subscriber.

Section 5.         Miscellaneous.

(a)            All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, upon non-automated confirmation of receipt from the recipient, (iii) upon delivery or refusal of delivery after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) upon delivery or refusal of delivery after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified below or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 5(a):

If to the Company:	CareMax, Inc.
1000 NW 57 Court
Suite 400
Miami, FL 33126
Telephone: ***
Attention: General Counsel
Email: ***

With a copy (which shall not constitute notice) to:	DLA Piper LLP (US)
200 South Biscayne Boulevard
Suite 2500
Miami, FL 33131
Telephone: (305) 702-8880
Attention: Joshua M. Samek, Esq.
Email: Joshua.Samek@us.dlapiper.com

If to the Subscriber:	Related CM Advisor, LLC
30 Hudson Yards
New York, NY 10001
Telephone: (212) 801-1145
Attention: Bryan Cho
Email: ***

With a copy (which shall not constitute notice) to:	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Telephone: (212) 558-4312 Attention: Robert W. Downes Email: downesr@sullcrom.com

(b)           The Subscriber acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 5(b) shall not give the Company any rights other than those expressly set forth herein. The Company acknowledges that the Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement.

(c)            Each of the Company and the Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d)           Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(e)            Neither this Subscription Agreement, nor any rights that may accrue to the Subscriber hereunder may be transferred or assigned by the Subscriber. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned by the Company. Notwithstanding the foregoing, the Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another Person; provided, that no such assignment shall relieve the Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief. For purposes hereof, “Person” means an individual, corporation, limited liability company, partnership, estate, trust, association, private foundation, joint stock company or other entity.

(f)            All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(g)           The Company may request from the Subscriber such additional information as the Company may reasonably deem necessary to register the Subscribed Shares and the Warrant Shares for resale, and the Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company agrees to keep any such information provided by the Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq. The Subscriber acknowledges that the Company may file this Subscription Agreement with the Commission as an exhibit to a current or periodic report of the Company or a registration statement of the Company.

(h)           This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.

(i)            This Subscription Agreement and the other Subscription Documents constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof and thereof.

(j)             Except as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 5(b), Section 5(c) and this Section 5(j) with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

(k)            If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(l)             No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(m)          This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(n)           This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(o)           EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(p)           The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York, and sitting in the County of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 5(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(q)           This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties or third party beneficiaries hereto and then only with respect to the specific obligations set forth herein with respect to such party or third party beneficiary.

(r)            The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.

(s)           The Company shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment or issuance made under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Subscription Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.

CAREMAX, INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

RELATED CM ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Subscription Agreement]

EXHIBIT A

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS WARRANT, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED, OTHER THAN TO THE COMPANY OR A SUBSIDIARY THEREOF, IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IN FORM AND SUBSTANCE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

THIS WARRANT IS ISSUED PURSUANT TO THAT CERTAIN SUBSCRIPTION AGREEMENT, DATED AS OF JULY 13, 2021, AND THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE ARE SUBJECT TO THAT CERTAIN LOCK-UP AGREEMENT, DATED AS OF JULY 13, 2021, EACH BETWEEN THE COMPANY AND THE SUBSCRIBER REFERRED TO THEREIN. ANY HOLDER OF THIS WARRANT TAKES SUCH WARRANT SUBJECT TO THE TERMS AND CONDITIONS OF SUCH SUBSCRIPTION AGREEMENT AND LOCK-UP AGREEMENT AND, BY ITS ACCEPTANCE HEREOF, AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREOF NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN.

CAREMAX, INC.

Series a Warrant To Purchase Class A Common Stock

Number of Shares of Class A Common Stock: 2,000,000

Date of Issuance: July 13, 2021 (“Issuance Date”)

CAREMAX, INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Related Cm Advisor, LLC (the “Initial Holder”), its permitted assigns or any other subsequent Registered Holder (as defined below), is entitled, subject to the terms set forth below, to purchase from the Company, at the Warrant Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 5:00 p.m., New York time, on the Expiration Date (as defined below), two million (2,000,000) fully paid nonassessable shares (the “Warrant Shares”) of Class A Common Stock, par value $0.0001 per share, of the Company (“Common Stock”), subject to adjustment as provided herein. This Warrant to Purchase Common Stock (including any warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”) is issued pursuant to that certain Subscription Agreement (the “Subscription Agreement”), dated as of July 13, 2021, by and between the Company and the Initial Holder. Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Subscription Agreement.

1.             Reserved.

2.             Registration.

2.1.            Warrant Register. The Company shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of this Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register this Warrant in the name of the holder hereof, and in such denominations and otherwise in accordance with instructions delivered to the Company.

2.2.            Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the person in whose name this Warrant is registered in the Warrant Register (the “Registered Holder”) as the absolute owner of this Warrant for the purpose of any exercise hereof, and for all other purposes, and neither the Company nor the Registered Holder shall be affected by any notice to the contrary.

3.             Terms and Exercise of Warrant.

3.1.            Warrant Price. This Warrant shall entitle the Registered Holder hereof, subject to the provisions of this Warrant, to purchase from the Company the number of shares of Common Stock stated herein, at the price of $11.50 per share, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Warrant shall mean the price per share at which shares of Common Stock may be purchased at the time this Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days, provided, that the Company shall provide at least twenty (20) days prior written notice of such reduction to the Registered Holder.

3.2.            Duration of Warrant.

  3.2.1.            Exercise and Expiration. This Warrant may be exercised only during the period (the “Exercise Period”) commencing on the date hereof, and terminating on the earlier to occur of: (a) at 5:00 p.m., New York City time July 13, 2026 and (b) the liquidation of the Company (the “Expiration Date”); provided, however, that the exercise of this Warrant shall be subject to the satisfaction of any applicable conditions as set forth in Section 3.3.2 below. This Warrant if not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Warrant shall cease at 5:00 p.m., New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date; provided that the Company shall provide at least twenty (20) days prior written notice of any such extension to the Registered Holder.

  3.2.2.            Reserved.

3.3.            Exercise of Warrants.

  3.3.1.            Payment. Subject to the provisions of this Warrant, this Warrant may be exercised by the Registered Holder by delivering to the Company (i) this Warrant, (ii) an election to purchase (“Election to Purchase”) shares of Common Stock pursuant to the exercise of this Warrant, properly completed and executed by the Registered Holder in the form attached to this Warrant as Exhibit A, and (iii) payment in full of the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the shares of Common Stock and the issuance of such shares of Common Stock, as follows:

(a)	in lawful money of the United States, in good certified check or good bank draft payable to the order of the Company or by wire transfer of immediately available funds;

(b)	Reserved;

(c)	by surrendering this Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the portion of this Warrant to be exercised, multiplied by the excess of the Cashless Exercise Fair Market Value (as defined below) over the Warrant Price by (y) the Cashless Exercise Fair Market Value. Solely for purposes of this subsection 3.3.1(c), the “Cashless Exercise Fair Market Value” shall mean the average closing price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of this Warrant (or portion hereof) is sent to the Company;

(d)	Reserved; or

(e)	as provided in Section 7.4 hereof.

  3.3.2.            Issuance of Shares of Common Stock on Exercise. As soon as practicable after the exercise of this Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to subsection 3.3.1(a)), the Company shall issue to the Registered Holder of this Warrant a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Warrant shall not have been exercised in full, a new warrant for the number of shares of Common Stock as to which this Warrant shall not have been exercised, and a notation shall be made to the Warrant Register evidencing the balance of shares of Common Stock remaining after such exercise under this Warrant.

  3.3.3.            Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant shall be validly issued, fully paid and non-assessable and shall have been registered, qualified or deemed to be exempt from registration or qualification under the securities laws of the state of residence of the Registered Holder of this Warrant.

  3.3.4.            Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of this Warrant.

  3.3.5.            Maximum Percentage. The Company shall not effect the exercise of this Warrant, and the Registered Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such Registered Holder’s affiliates (as used herein as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”))), to the Company’s actual knowledge, would beneficially own in excess of 4.99% (or such other amount as a holder may specify in excess of 4.99% but to exceed 9.99%) (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Registered Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Registered Holder and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Registered Holder and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For the purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Registered Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, current report on Form 8-K or other public filing with the Securities and Exchange Commission (the “Commission”), as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Registered Holder, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Registered Holder may from time to time increase or decrease the Maximum Percentage applicable to such Registered Holder to any other percentage specified in such notice, not less than 4.99% and not to exceed 9.99%; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4.             Adjustments.

4.1.            Stock Dividends.

  4.1.1.            Split-Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Historical Fair Market Value” (as defined below) shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) and (ii) the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Historical Fair Market Value. For purposes of this subsection 4.1.1, (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Historical Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the without the right to receive such rights.

  4.1.2.            Extraordinary Dividends. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which this Warrant is convertible), other than (a) as described in subsection 4.1.1 above, or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend. For purposes of this subsection 4.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Common Stock issuable on exercise of each Warrant) does not exceed $0.50.

4.2.            Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

4.3.            Adjustments in Warrant Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in subsection 4.1.1 or Section 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

4.4.            Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under subsections 4.1.1 or 4.1.2 or Section 4.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation (and is not a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock of the Company in substantially the same proportions immediately before such transaction) and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Registered Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Registered Holder would have received if such Registered Holder had exercised this Warrant immediately prior to such event (the “Alternative Issuance”); provided, however, that if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which this Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such consolidation or merger that affirmatively make such election. If any reclassification or reorganization also results in a change in shares of Common Stock covered by subsection 4.1.1, then such adjustment shall be made pursuant to subsection 4.1.1 or Sections 4.2, 4.3 and this Section 4.4. The provisions of this Section 4.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of this Warrant.

4.5.            Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares of Common Stock issuable upon exercise of this Warrant (including upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3 or 4.4), the Company shall give written notice thereof to the Registered Holder pursuant to Section 9.2, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.6.            No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares of Common Stock upon the exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 4, the Registered Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to such Registered Holder.

4.7.            Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and any warrant issued pursuant to Section 5 hereof after such adjustment may state the same Warrant Price and the same number of shares of Common Stock as is stated in this Warrant; provided, however, that the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any warrant thereafter issued, whether in exchange or substitution for this Warrant or otherwise, may be in the form as so changed.

4.8.            Other Events. In case any event shall occur affecting the Company as to which none of the provisions of the preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 4, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by this Warrant is necessary to effectuate the intent and purpose of this Section 4 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of this Warrant in a manner that is consistent with any adjustment recommended in such opinion.

5.             Transfer and Exchange of Warrant.

5.1.            Registration of Transfer. The Company shall register the transfer, from time to time, of this Warrant upon the Warrant Register, upon surrender of this Warrant for transfer, properly endorsed with signatures and accompanied by appropriate instructions for transfer to an affiliate of the Initial Holder or, in each case, a director, manager or officer thereof. Upon any such transfer, a new warrant representing an equal aggregate number of shares of Common Stock to which the Registered Holder is entitled shall be issued and this Warrant shall be cancelled by the Company. This Warrant may not be transferred except to an affiliate of the Initial Holder or, in each case, a director, manager or officer thereof.

5.2.            Procedure for Surrender of Warrant. This Warrant may be surrendered to the Company, together with a written request for exchange or transfer, and thereupon the Company shall issue in exchange therefor one or more new warrants as requested by the Registered Holder, representing an equal aggregate number of shares of Common Stock to which the Registered Holder is entitled; provided, however, that unless the Company has received an opinion of counsel for the Company stating otherwise, the new warrants must also bear a restrictive legend in similar substance and form as this Warrant.

5.3.            Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant representing fractional shares of Common Stock.

5.4.            Service Charges. No service charge shall be made for any exchange or registration of transfer this Warrant.

6.             Reserved.

7.             Other Provisions Relating to Rights of Holders of Warrants

7.1.            No Rights as Stockholder. This Warrant does not entitle the Registered Holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

7.2.            Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new warrant shall constitute a substitute contractual obligation of the Company, whether or not this allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3.            Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of this Warrant.

7.4.            Registration of Common Stock; Cashless Exercise at Company’s Option.

  7.4.1.           The Initial Holder shall have such registration rights as provided by that Registration Rights Agreement, dated as of July 13, 2021, between the Company and the Initial Holder, which the Initial Holder has executed in connection with the Subscription Agreement.

  7.4.2.            Cashless Exercise at Company’s Option. If the Common Stock is at the time of any exercise of this Warrant is not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act (or any successor rule), the Company may, at its option, require the Registered Holder to exercise this Warrant on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) as described in subsection 3.3.1(c) and (i) in the event the Company so elects, the Company shall not be required to file or maintain in effect a registration statement for the registration, under the Securities Act, of the Warrant Shares issuable upon exercise of this Warrant, notwithstanding anything in this Warrant to the contrary or (ii) if the Company does not so elect, the Company agrees to use its best efforts to register or qualify for sale the Common Stock issuable upon exercise of this Warrant under the blue sky laws of the state of residence of the Registered Holder to the extent an exemption is not available.

8.             Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares of Common Stock.

9.             Miscellaneous Provisions.

9.1.            Successors. Subject to the terms of this Warrant, the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Initial Holder and each Registered Holder.

9.2.            Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, statement or demand authorized by this Warrant to be given or shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, upon non-automated confirmation of receipt from the recipient, (iii) upon delivery or refusal of delivery after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) upon delivery or refusal of delivery after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified below or to such electronic mail address or address as subsequently modified by written notice given in accordance with this to this Section 9.2:

If to the Company:	CareMax, Inc.
1000 NW 57 Court
Suite 400
Miami, FL 33126
Telephone: (786) 360-4768
Attention: General Counsel
Email: ***

With a copy, which shall not constitute notice, to:

DLA Piper LLP (US)
200 S. Biscayne Boulevard, Suite 2500
Miami, FL 33131
Telephone: (305) 702-8880
Attention: Joshua M. Samek, Esq.
Email: Joshua.Samek@us.dlapiper.com

If to the Initial Holder:	Related CM Advisor, LLC 30 Hudson Yards New York, NY 10001 Telephone: *** Attention: Bryan Cho Email: ***

With a copy (which shall not constitute notice) to:	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Telephone: (212) 558-4312 Attention: Robert W. Downes Email: downesr@sullcrom.com

If to a Registered Holder that is not the Initial Holder:	such address as set forth in the Warrant Register

9.3.            Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant must be brought exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York, and sitting in the County of New York (collectively the “Designated Courts”). The Company hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Warrant may be brought in any other forum. The Company hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which the Company may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. The Company also agrees that delivery of any process, summons, notice or document in compliance with Section 9.2 of this Warrant shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which has been submitted to jurisdiction as set forth above. THE COMPANY HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS WARRANT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE COMPANY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE COMPANY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS WARRANT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS WARRANT.

9.4.            Persons Having Rights under this Warrant. Nothing in this Warrant shall be construed to confer upon, or give to, any person or corporation other than the Registered Holder of this Warrant and, solely with respect to Section 3.2.2, the Advisor, any right, remedy, or claim under or by reason of this Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Registered Holder and, solely with respect to Section 3.2.2, the Advisor.

9.5.            Nasdaq Limitations. For the avoidance of confusion, this Warrant may not be exercised into Warrant Shares in any circumstance under which, when aggregated with all shares of Common Stock issuable under the Subscription Agreement, results in the Initial Holder receiving in the aggregate, more than 19.99% of shares of Common Stock outstanding as of the Issuance Date (the “Exchange Cap”). The Exchange Cap shall be reduced, on a share-for-share basis, by the number of shares of Common Stock that may be aggregated with the transactions contemplated by the Subscription Agreement under applicable rules of the Nasdaq Stock Market LLC.

9.6.            Effect of Headings. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

9.7.            Amendments. This Warrant may be amended only with the consent of the Registered Holder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the Registered Holder.

9.8.            Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable shall be added as a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above in accordance with the terms of this Warrant.

CAREMAX, INC

By:
Name:
Title:

EXHIBIT A

ELECTION TO PURCHASE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

CAREMAX, INC

The undersigned Registered Holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of CAREMAX, INC., a Delaware corporation (the “Company”), evidenced by the attached Series A Warrant to Purchase Class A Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Warrant Exercise. The Registered Holder intends that payment of the Warrant Price shall be made as:

____________ a “Cash Exercise” with respect to __________ Warrants pursuant to Section 3.3.1(a) of the Warrant;

____________	a “Cashless Exercise” with respect to _______________ Warrants, resulting in a delivery obligation of the Company to the Registered Holder of __________ shares of Common Stock representing the applicable net number of Warrant Shares issuable pursuant to Section 3.3.1(b) of the Warrant; and/or

2. Payment of Warrant Price. In the event that the Registered Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the aggregate Warrant Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

EXHIBIT B

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS WARRANT, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED, OTHER THAN TO THE COMPANY OR A SUBSIDIARY THEREOF, IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IN FORM AND SUBSTANCE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

THIS WARRANT IS ISSUED PURSUANT TO THAT CERTAIN SUBSCRIPTION AGREEMENT, DATED AS OF JULY 13, 2021, AND THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE ARE SUBJECT TO THAT CERTAIN LOCK-UP AGREEMENT, DATED AS OF JULY 13, 2021, EACH BETWEEN THE COMPANY AND THE SUBSCRIBER REFERRED TO THEREIN. ANY HOLDER OF THIS WARRANT TAKES SUCH WARRANT SUBJECT TO THE TERMS AND CONDITIONS OF SUCH SUBSCRIPTION AGREEMENT AND LOCK-UP AGREEMENT AND, BY ITS ACCEPTANCE HEREOF, AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREOF NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN.

CAREMAX, INC.

Series b Warrant To Purchase Class A Common Stock

Number of Shares of Class A Common Stock: 6,000,000

Date of Issuance: July 13, 2021 (“Issuance Date”)

CAREMAX, INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Related Cm Advisor, LLC (the “Initial Holder”), its permitted assigns or any other subsequent Registered Holder (as defined below), is entitled, subject to the terms set forth below, to purchase from the Company, at the Warrant Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 5:00 p.m., New York time, on the Expiration Date (as defined below), six million (6,000,000) fully paid nonassessable shares (the “Warrant Shares”) of Class A Common Stock, par value $0.0001 per share, of the Company (“Common Stock”), subject to adjustment as provided herein. This Warrant to Purchase Common Stock (including any warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”) is issued pursuant to that certain Subscription Agreement (the “Subscription Agreement”), dated as of July 13, 2021, by and between the Company and the Initial Holder. Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Subscription Agreement.

1.            Reserved.

2.            Registration.

2.1.            Warrant Register. The Company shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of this Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register this Warrant in the name of the holder hereof, and in such denominations and otherwise in accordance with instructions delivered to the Company.

2.2.            Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the person in whose name this Warrant is registered in the Warrant Register (the “Registered Holder”) as the absolute owner of this Warrant for the purpose of any exercise hereof, and for all other purposes, and neither the Company nor the Registered Holder shall be affected by any notice to the contrary.

3.          Terms and Exercise of Warrant.

3.1.            Warrant Price. This Warrant shall entitle the Registered Holder hereof, subject to the provisions of this Warrant, to purchase from the Company the number of shares of Common Stock stated herein, at the price of $11.50 per share, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Warrant shall mean the price per share at which shares of Common Stock may be purchased at the time this Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days, provided, that the Company shall provide at least twenty (20) days prior written notice of such reduction to the Registered Holder.

3.2.            Duration of Warrant.

3.2.1.            Exercise and Expiration. This Warrant may be exercised only during the period (the “Exercise Period”) commencing on the date hereof, and terminating on the earlier to occur of: (a) at 5:00 p.m., New York City time on the later to occur of (x) July 13, 2026 and (y) the first anniversary of vesting pursuant to Section 3.2.2, (b) the liquidation of the Company and (c) the Redemption Date (as defined below) as provided in Section 6.3 hereof (the “Expiration Date”); provided, however, that the exercise of this Warrant shall be subject to the satisfaction of any applicable conditions as set forth in Section 3.3.2 below; and provided, further, that this Warrant may only be exercised to the extent that the Warrant Shares subject to such exercise shall have vested pursuant Section 3.2.2. Except with respect to the right to receive the Redemption Price (as defined in Section 6.3 below) in the event of a redemption (as set forth in Section 6 hereof), this Warrant if not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Warrant shall cease at 5:00 p.m., New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date; provided that the Company shall provide at least twenty (20) days prior written notice of any such extension to the Registered Holder.

3.2.2.            Vesting. Reference is made to that certain Exclusive Real Estate Advisory Agreement, by and between the Company and the Initial Holder (the “Advisory Agreement”), dated the date hereof, pursuant to which the Company and the Initial Holder have agreed, inter alia, to establish Facilities (as defined in the Advisory Agreement), and to establish the vesting schedule of this Warrant as follows:

(a)	with the exception of the Facilities referenced in Section 5(b)(i) of the Advisory Agreement, 500,000 Warrant Shares shall vest and be available for purchase through the exercise of this Warrant pursuant to Section 3.3 hereof upon the opening of the first Facility pursuant to the Advisory Agreement; and

(b)	thereafter, upon the opening of each additional Facility pursuant to the Advisory Agreement, 500,000 Warrant Shares shall vest and be available for purchase through the exercise of this Warrant pursuant to Section 3.3 hereof until all such Warrant Shares shall have vested.

The Company shall promptly notify the Registered Holder of the vesting of Warrants following the vesting date thereof. Any Warrant Shares that have not vested as of the termination of the Advisory Agreement shall immediately and without further action of the Company or the Registered Holder irrevocably terminate upon the termination of the of the Advisory Agreement.

3.3.          Exercise of Warrants.

3.3.1.            Payment. Subject to the provisions of this Warrant, this Warrant may be exercised by the Registered Holder by delivering to the Company (i) this Warrant, (ii) an election to purchase (“Election to Purchase”) shares of Common Stock pursuant to the exercise of this Warrant, properly completed and executed by the Registered Holder in the form attached to this Warrant as Exhibit A, and (iii) payment in full of the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the shares of Common Stock and the issuance of such shares of Common Stock, as follows:

(a)	in lawful money of the United States, in good certified check or good bank draft payable to the order of the Company or by wire transfer of immediately available funds;

(b)	in the event that this warrant is called for redemption by the Company pursuant to Section 6 hereof, in the form of a promissory note of the Initial Holder in favor of the Company to pay the Warrant Price on such date that shall be six (6) months after the Redemption Date, which promissory note shall provide for full recourse against the Initial Holder;

(c)	by surrendering this Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the portion of this Warrant to be exercised, multiplied by the excess of the Cashless Exercise Fair Market Value (as defined below) over the Warrant Price by (y) the Cashless Exercise Fair Market Value. Solely for purposes of this subsection 3.3.1(c), the “Cashless Exercise Fair Market Value” shall mean the average closing price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of this Warrant (or portion hereof) is sent to the Company;

(d)	as provided in Section 6.2 hereof with respect to a Make-Whole Exercise; or

(e)	as provided in Section 7.4 hereof.

3.3.2.            Issuance of Shares of Common Stock on Exercise. As soon as practicable after the exercise of this Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to subsection 3.3.1(a)), the Company shall issue to the Registered Holder of this Warrant a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Warrant shall not have been exercised in full, a new warrant for the number of shares of Common Stock as to which this Warrant shall not have been exercised, and a notation shall be made to the Warrant Register evidencing the balance of shares of Common Stock remaining after such exercise under this Warrant.

3.3.3.            Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant shall be validly issued, fully paid and non-assessable and shall have been registered, qualified or deemed to be exempt from registration or qualification under the securities laws of the state of residence of the Registered Holder of this Warrant.

3.3.4.            Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of this Warrant.

3.3.5.            Maximum Percentage. The Company shall not effect the exercise of this Warrant, and the Registered Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such Registered Holder’s affiliates (as used herein as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”))), to the Company’s actual knowledge, would beneficially own in excess of 4.99% (or such other amount as a holder may specify in excess of 4.99% but to exceed 9.99%) (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Registered Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Registered Holder and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Registered Holder and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For the purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Registered Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, current report on Form 8-K or other public filing with the Securities and Exchange Commission (the “Commission”), as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Registered Holder, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Registered Holder may from time to time increase or decrease the Maximum Percentage applicable to such Registered Holder to any other percentage specified in such notice, not less than 4.99% and not to exceed 9.99%; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4.            Adjustments.

4.1.        Stock Dividends.

4.1.1.            Split-Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Historical Fair Market Value” (as defined below) shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) and (ii) the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Historical Fair Market Value. For purposes of this subsection 4.1.1, (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Historical Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the without the right to receive such rights.

4.1.2.            Extraordinary Dividends. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which this Warrant is convertible), other than (a) as described in subsection 4.1.1 above, or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend. For purposes of this subsection 4.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Common Stock issuable on exercise of each Warrant) does not exceed $0.50.

4.2.            Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

4.3.            Adjustments in Warrant Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in subsection 4.1.1 or Section 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

4.4.            Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under subsections 4.1.1 or 4.1.2 or Section 4.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation (and is not a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock of the Company in substantially the same proportions immediately before such transaction) and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Registered Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Registered Holder would have received if such Registered Holder had exercised this Warrant immediately prior to such event (the “Alternative Issuance”); provided, however, that if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which this Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such consolidation or merger that affirmatively make such election. If any reclassification or reorganization also results in a change in shares of Common Stock covered by subsection 4.1.1, then such adjustment shall be made pursuant to subsection 4.1.1 or Sections 4.2, 4.3 and this Section 4.4. The provisions of this Section 4.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of this Warrant.

4.5.            Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares of Common Stock issuable upon exercise of this Warrant (including upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3 or 4.4), the Company shall give written notice thereof to the Registered Holder pursuant to Section 9.2, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.6.            No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares of Common Stock upon the exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 4, the Registered Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to such Registered Holder.

4.7.            Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and any warrant issued pursuant to Section 5 hereof after such adjustment may state the same Warrant Price and the same number of shares of Common Stock as is stated in this Warrant; provided, however, that the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any warrant thereafter issued, whether in exchange or substitution for this Warrant or otherwise, may be in the form as so changed.

4.8.            Other Events. In case any event shall occur affecting the Company as to which none of the provisions of the preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 4, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by this Warrant is necessary to effectuate the intent and purpose of this Section 4 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of this Warrant in a manner that is consistent with any adjustment recommended in such opinion.

5.            Transfer and Exchange of Warrant.

5.1.            Registration of Transfer. The Company shall register the transfer, from time to time, of this Warrant upon the Warrant Register, upon surrender of this Warrant for transfer, properly endorsed with signatures and accompanied by appropriate instructions for transfer to an affiliate of the Initial Holder or, in each case, a director, manager or officer thereof. Upon any such transfer, a new warrant representing an equal aggregate number of shares of Common Stock to which the Registered Holder is entitled shall be issued and this Warrant shall be cancelled by the Company. This Warrant may not be transferred except to an affiliate of the Initial Holder or, in each case, a director, manager or officer thereof.

5.2.            Procedure for Surrender of Warrant. This Warrant may be surrendered to the Company, together with a written request for exchange or transfer, and thereupon the Company shall issue in exchange therefor one or more new warrants as requested by the Registered Holder, representing an equal aggregate number of shares of Common Stock to which the Registered Holder is entitled; provided, however, that unless the Company has received an opinion of counsel for the Company stating otherwise, the new warrants must also bear a restrictive legend in similar substance and form as this Warrant.

5.3.            Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant representing fractional shares of Common Stock.

5.4.            Service Charges. No service charge shall be made for any exchange or registration of transfer this Warrant.

6.            Redemption.

6.1.            Redemption of Warrants for Cash. Subject to Section 6.5 hereof, this Warrant may be redeemed, at the option of the Company, at any time while it is exercisable with respect to then vested Warrant Shares and prior to the applicable Expiration Date, upon notice to the Registered Holder, as described in Section 6.3 below, at a Redemption Price (as defined in Section 6.3 below) of $0.01 per Warrant; provided that the Reference Value (as defined in Section 6.3 below) equals or exceeds $18.00 per share (subject to adjustment in compliance with Section 4 hereof).

6.2.            Redemption of Warrants for Shares of Common Stock. Subject to Section 6.5 hereof, this Warrant may be redeemed, at the option of the Company, at any time while it is exercisable with respect to then vested Warrant Shares and prior to the applicable Expiration Date, upon notice to the Registered Holder, as described in Section 6.3 below, at a Redemption Price (as defined in Section 6.3 below) of $0.10 per Warrant; provided that the Reference Value (as defined in Section 6.3 below) equals or exceeds $10.00 per share (subject to adjustment in compliance with Section 4 hereof). During the 30-day Redemption Period in connection with a redemption pursuant to this Section 6.2, the Registered Holder may elect to exercise this Warrant on a “cashless basis” pursuant to subsection 3.3.1 and receive a number of shares of Common Stock determined by reference to the table below, based on the Redemption Date (calculated for purposes of the table as the period to expiration of this Warrant) and the “Redemption Fair Market Value” (as such term is defined in this Section 6.2) (a “Make-Whole Exercise”). Solely for purposes of this Section 6.2, the “Redemption Fair Market Value” shall mean the volume weighted average price of the Common Stock for the ten (10) trading days immediately following the date on which notice of redemption pursuant to this Section 6.2 is sent to the Registered Holder. In connection with any redemption pursuant to this Section 6.2, the Company shall provide the Registered Holder with the Redemption Fair Market Value no later than one (1) Business Day after the ten (10) trading day period described above ends.

	Redemption Fair Market Value of Common Stock (period to expiration of warrants)
Redemption Date (period to expiration of warrants)	<$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$16.00	$17.00	≥$18.00
60 months	0.261	0.280	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361

The exact Redemption Fair Market Value and Redemption Date may not be set forth in the table above, in which case, if the Redemption Fair Market Value is between two values in the table or the Redemption Date is between two redemption dates in the table, the number of shares of Common Stock to be issued for each Warrant exercised in a Make-Whole Exercise shall be determined by a straight-line interpolation between the number of shares set forth for the higher and lower Redemption Fair Market Values and the earlier and later redemption dates, as applicable, based on a 365- or 366-day year, as applicable.

The share prices set forth in the column headings of the table above shall be adjusted as of any date on which the number of shares of Common Stock issuable upon exercise of this Warrant or the Warrant Price is adjusted pursuant to Section 4 hereof. If the number of shares of Common Stock issuable upon exercise of this Warrant is adjusted pursuant to Section 4 hereof, the adjusted share prices in the column headings shall equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the number of shares of Common Stock deliverable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which is the number of shares of Common Stock deliverable upon exercise of this Warrant as so adjusted. The number of shares of Common Stock in the table above shall be adjusted in the same manner and at the same time as the number of shares of Common Stock issuable upon exercise of this Warrant. If the Warrant Price of this Warrant is adjusted, (a) in the case of an adjustment pursuant to Section 4.4 hereof, the adjusted share prices in the column headings shall equal the share prices immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Redemption Fair Market Value and the denominator of which is $10.00 and (b) in the case of an adjustment pursuant to Section 4.1.2 hereof, the adjusted share prices in the column headings shall equal the share prices immediately prior to such adjustment less the decrease in the Warrant Price pursuant to such Warrant Price adjustment. In no event shall the number of shares of Common Stock issued in connection with a Make-Whole Exercise exceed 0.361 shares of Common Stock per Warrant Share subject of this Warrant (subject to adjustment).

6.3.            Date Fixed for, and Notice of, Redemption; Redemption Price; Reference Value. In the event that the Company elects to redeem this Warrant pursuant to Section 6.1 or Section 6.2, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (such period, the “Redemption Period”) to the Registered Holder at its last addresses as it shall appear herein or on the Warrant Register. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Registered Holder received such notice. As used in this Warrant, (a) “Redemption Price” shall mean the price per Warrant at which this Warrant is redeemed pursuant to Section 6.1 or Section 6.2 and (b) “Reference Value” shall mean the last reported sales price of the Common Stock for any twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which notice of the redemption is given.

6.4.            Exercise After Notice of Redemption. This Warrant may be exercised pursuant to Section 3.3.1 at any time after notice of redemption shall have been given by the Company pursuant to Section 6.3 hereof and prior to the Redemption Date. On and after the Redemption Date, the Registered Holder shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price.

6.5.            Exclusion of Non-Vested Warrant Shares. The Company agrees that the redemption rights provided in Section 6 shall not apply to any Warrant Shares issuable under this Warrant that shall not have vested in accordance with Section 3.2.2.

7.            Other Provisions Relating to Rights of Holders of Warrants

7.1.            No Rights as Stockholder. This Warrant does not entitle the Registered Holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

7.2.            Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new warrant shall constitute a substitute contractual obligation of the Company, whether or not this allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3.            Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of this Warrant.

7.4.            Registration of Common Stock; Cashless Exercise at Company’s Option.

7.4.1.            The Initial Holder shall have such registration rights as provided by that Registration Rights Agreement, dated as of July 13, 2021, between the Company and the Initial Holder, which the Initial Holder has executed in connection with the Subscription Agreement.

7.4.2.            Cashless Exercise at Company’s Option. If the Common Stock is at the time of any exercise of this Warrant is not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act (or any successor rule), the Company may, at its option, require the Registered Holder to exercise this Warrant on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) as described in subsection 3.3.1(c) and (i) in the event the Company so elects, the Company shall not be required to file or maintain in effect a registration statement for the registration, under the Securities Act, of the Warrant Shares issuable upon exercise of this Warrant, notwithstanding anything in this Warrant to the contrary or (ii) if the Company does not so elect, the Company agrees to use its best efforts to register or qualify for sale the Common Stock issuable upon exercise of this Warrant under the blue sky laws of the state of residence of the Registered Holder to the extent an exemption is not available.

8.            Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares of Common Stock.

9.            Miscellaneous Provisions.

9.1.            Successors. Subject to the terms of this Warrant, the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Initial Holder and each Registered Holder.

9.2.            Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, statement or demand authorized by this Warrant to be given or shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, upon non-automated confirmation of receipt from the recipient, (iii) upon delivery or refusal of delivery after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) upon delivery or refusal of delivery after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified below or to such electronic mail address or address as subsequently modified by written notice given in accordance with this to this Section 9.2:

If to the Company:	CareMax, Inc.
1000 NW 57 Court
Suite 400
Miami, FL 33126
Telephone:
Attention: General Counsel
Email:

With a copy, which shall not constitute notice, to:

DLA Piper LLP (US)
200 S. Biscayne Boulevard, Suite 2500
Miami, FL 33131
Telephone: (305) 702-8880
Attention: Joshua M. Samek, Esq.
Email: Joshua.Samek@us.dlapiper.com

If to the Initial Holder:	Related CM Advisor, LLC 30 Hudson Yards New York, NY 10001 Telephone: Attention: Bryan Cho Email:

With a copy (which shall not constitute notice) to:	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Telephone: (212) 558-4312 Attention: Robert W. Downes Email: downesr@sullcrom.com

If to a Registered Holder that is not the Initial Holder:	such address as set forth in the Warrant Register

9.3.            Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant must be brought exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York, and sitting in the County of New York (collectively the “Designated Courts”). The Company hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Warrant may be brought in any other forum. The Company hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which the Company may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. The Company also agrees that delivery of any process, summons, notice or document in compliance with Section 9.2 of this Warrant shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which has been submitted to jurisdiction as set forth above. THE COMPANY HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS WARRANT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE COMPANY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE COMPANY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS WARRANT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS WARRANT.

9.4.            Persons Having Rights under this Warrant. Nothing in this Warrant shall be construed to confer upon, or give to, any person or corporation other than the Registered Holder of this Warrant and, solely with respect to Section 3.2.2, the Advisor, any right, remedy, or claim under or by reason of this Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Registered Holder and, solely with respect to Section 3.2.2, the Advisor.

9.5.            Nasdaq Limitations. For the avoidance of confusion, this Warrant may not be exercised into Warrant Shares in any circumstance under which, when aggregated with all shares of Common Stock issuable under the Subscription Agreement, results in the Initial Holder receiving in the aggregate, more than 19.99% of shares of Common Stock outstanding as of the Issuance Date (the “Exchange Cap”). The Exchange Cap shall be reduced, on a share-for-share basis, by the number of shares of Common Stock that may be aggregated with the transactions contemplated by the Subscription Agreement under applicable rules of the Nasdaq Stock Market LLC.

9.6.            Effect of Headings. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

9.7.            Amendments. This Warrant may be amended only with the consent of the Registered Holder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the Registered Holder.

9.8.            Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable shall be added as a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above in accordance with the terms of this Warrant.

CAREMAX, INC

By:
Name:
Title:

EXHIBIT A

ELECTION TO PURCHASE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

CAREMAX, INC

The undersigned Registered Holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of CAREMAX, INC., a Delaware corporation (the “Company”), evidenced by the attached Series B Warrant to Purchase Class A Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Warrant Exercise. The Registered Holder intends that payment of the Warrant Price shall be made as:

____________ a “Cash Exercise” with respect to __________ Warrants pursuant to Section 3.3.1(a) of the Warrant;

____________ a “Loan Note Exercise” with respect to _______ Warrants pursuant to Section 3.3.1(b) of the Warrant;

____________ a “Cashless Exercise” with respect to _______________ Warrants, resulting in a delivery obligation of the Company to the Registered Holder of __________ shares of Common Stock representing the applicable net number of Warrant Shares issuable pursuant to Section 3.3.1(c) of the Warrant; and/or

____________ a “Redemption Exercise” with respect to _______________ Warrants pursuant to Section 3.3.1(d) of the Warrant.

2. Payment of Warrant Price. In the event that the Registered Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the aggregate Warrant Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant. In the event that the Registered Holder, who is also the Initial Holder, has elected a Redemption Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Registered Holder shall execute the promissory note as set forth in Subsection 3.3.1(b) of the Warrant in the sum of $___________________ to the Company, and otherwise in accordance with the terms of the Warrant.

Date: _______________ __, ______

__________________________________________

Name of Registered Holder

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 13, 2021, by and among (i) CareMax, Inc., a Delaware corporation (“Pubco”), and (ii) Related CM Advisor, LLC, a Delaware limited liability company (the “Advisor”), and (iii) such other Persons who, at any time, own Registrable Securities and enter into a joinder to this Agreement agreeing to be bound by the terms hereof (each Person identified in the foregoing (ii) and (iii), an “Investor” and, collectively, the “Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 11 hereof.

RECITALS

WHEREAS, Pubco and the Advisor are entering into an Exclusive Real Estate Advisory Agreement, whereby Pubco has agreed that the Advisor shall serve as exclusive real estate advisor to Pubco (the “Advisory Agreement”);

WHEREAS, in connection with the execution and delivery of the Advisory Agreement, Pubco and the Advisor have entered into a subscription agreement, dated as of the date hereof (the “Subscription Agreement”), pursuant to which, and subject to the terms and conditions thereof, the Advisor has agreed to purchase (i) five hundred thousand (500,000) shares (the “Subscribed Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), (ii) a warrant (the “Series A Warrant”) to purchase two million (2,000,000) shares of Common Stock (the “Series A Warrant Shares”) and (iii) a warrant (the “Series B Warrant” and, together with the Series A Warrant, the “Warrants”) to purchase up to 6,000,000 shares of Common Stock (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”); and

WHEREAS, Pubco and the Investors desire to enter into this Agreement, pursuant to which Pubco shall grant the Investors certain registration rights with respect to certain shares of Common Stock, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            Resale Shelf Registration Rights.

(a)            Registration Statement Covering Resale of Registrable Securities. Pubco shall use its reasonable best efforts to prepare and file or cause to be prepared and filed with the Commission, no later than August 31, 2022 (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of all of the Registrable Securities held by the Investors (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 (“Form S-3”), or if Form S-3 is not then available to Pubco for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, that if Form S-3 is not available for such offering, Pubco shall file, within thirty (30) days of such time as Form S-3 (“Form S-3”) is available for the Resale Shelf Registration Statement, a post-effective amendment to the Resale Shelf Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering the Registrable Securities for resale in accordance with the immediately preceding sentence on Form S-3 (provided that Pubco shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the Commission). Pubco shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline and (ii) three (3) Business Days after the Commission notifies Pubco that it will not review the Resale Shelf Registration Statement, if applicable (the “Effectiveness Deadline”); provided, that, if the Registration Statement filed pursuant to this Section 1(a) is reviewed by, and Pubco receives comments from, the Commission with respect to such Registration Statement, the Effectiveness Deadline shall be extended to ninety (90) days following the Filing Deadline. Without limiting the foregoing, as soon as practicable, but in no event later than three (3) Business Days, following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review, Pubco shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the Commission) to a time and date not later than two (2) Business Days after the submission of such request. Once effective, Pubco shall use reasonable best efforts to keep the Resale Shelf Registration Statement continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times for the public resale of all of the Registrable Securities until such date as all Registrable Securities covered by the Resale Shelf Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement. The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Investor to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and Pubco shall file with the Commission the final form of such Prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the first (1st) Business Day after the Resale Shelf Registration Statement becomes effective. The Resale Shelf Registration Statement shall provide that the Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Investors. Without limiting the foregoing, subject to any comments from the Commission, each Registration Statement filed pursuant to this Section 1 shall include a “plan of distribution” approved by the Advisor in its reasonable discretion.

(b)            Notwithstanding the registration obligations set forth in this Section 1, in the event that, despite Pubco’s efforts to include all of the Registrable Securities in any Registration Statement filed pursuant to Section 1(a), the Commission informs Pubco (the “Commission’s Notice”) that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be Registered for resale as a secondary offering on a single Registration Statement, Pubco agrees to promptly (i) inform each of the holders thereof and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and (ii) as soon as practicable but in no event later than the New Registration Statement Filing Deadline, file an additional Registration Statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to Pubco for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, Pubco shall be obligated to use its reasonable best efforts to advocate with the Commission for the Registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. The Advisor shall have the right to participate or have its legal counsel participate in any meetings or discussions with the Commission regarding the Commission’s position and to comment or have its legal counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which the Advisor’s legal counsel reasonably objects. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be Registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a holder as to its Registrable Securities directing the inclusion of less than such holder’s pro rata amount, the number of Registrable Securities to be Registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Investors. In the event Pubco amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, Pubco will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to Pubco or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not Registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement. If Pubco shall not be able to register for resale all of the Registrable Securities on the Resale Shelf Registration Statement within three (3) months following the date of Pubco’s receipt of the Commission’s Notice, then, until such Resale Shelf Registration Statement is effective, each of the Investors shall be entitled to demand registration rights pursuant to Section 2 below as long as the demand request is a proposal to sell Registrable Securities with an aggregate market price at the time of request of not less than $5,000,000 (the “Shelf Demand Right”).

(c)            Registrations effected pursuant to this Section 1 shall not be counted as Demand Registrations effected pursuant to Section 2.

(d)            No Investor shall be named as an “underwriter” in any Registration Statement filed pursuant to this Section 1 without the Investor’s prior written consent; provided that, if the Commission requests that an Investor be identified as a statutory underwriter in the Registration Statement, then such Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco, in which case Pubco’s obligation to register such Investor’s Registrable Securities shall be deemed satisfied or (ii) be included as such in the Registration Statement. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Investors prior to its filing with, or other submission to, the Commission; provided that, Pubco shall not be deemed to be in breach of any Effectiveness Deadline or other deadline set forth in this Agreement if the failure of Pubco to meet such deadline is the result of an Investor’s failure to approve such Registration Statement or amendment or supplement thereto or request for acceleration thereof.

(e)            In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Section 1 is insufficient to cover all of the Registrable Securities (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of Warrants, assuming the exercise of such Warrants for cash), Pubco shall amend such Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of Warrants, assuming the exercise of such Warrants for cash) as of the Registration Trigger Date as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date. Pubco shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event Pubco shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date (or ninety (90) days if the applicable Registration Statement or amendment is reviewed by, and comments are thereto provided from, the Commission) or as promptly as practicable in the event Pubco is required to increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

2.            Demand Registrations.

(a)            Requests for Registration. Subject to the terms and conditions of this Agreement and of the Lock-Up Agreement, at any time or from time to time, provided that Pubco does not then have an effective Registration Statement outstanding covering all of the Registrable Securities, the Advisor, on behalf of any or all Investors, may request Registration under the Securities Act of all or any portion of their Demand Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or, if available, on Form S-3 (including a shelf registration pursuant to Rule 415 under the Securities Act) or any similar short-form registration statement, including an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”), if available to Pubco (“Short-Form Registrations”), in accordance with Section 2(b) and Section 2(c) below (“Demand Registrations”). Each request for a Demand Registration shall specify the approximate number of Demand Registrable Securities requested to be Registered and the intended method of distribution. Within five (5) Business Days after receipt of any such request, Pubco shall give written notice of such requested Registration to all other holders of Demand Registrable Securities and, subject to the terms and conditions set forth herein, shall include in such Registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all such Demand Registrable Securities with respect to which Pubco has received written requests for inclusion therein within five (5) Business Days after the receipt of Pubco’s notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(b)            Long-Form Registrations. The Advisor, on behalf of any or all Investors, may request one (1) Long-Form Registration in which Pubco shall pay all Registration Expenses whether or not any such Long-Form Registration has become effective; in each case, provided that, Pubco shall not be obligated to effect, or to take any action to effect, any Long-Form Registration (x) unless the aggregate market price of the Demand Registrable Securities requested to be Registered in such Long-Form Registration exceeds $20,000,000 (or with respect to the Shelf Demand Right, $5,000,000) at the time of request, or (y) if Pubco has already effected a Demand Registration (which became effective) in the preceding 45-day period. A Registration shall not count as the sole permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such Registration; provided that, in any event Pubco shall pay all Registration Expenses in connection with any Registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such Registration has counted as one of the permitted Long-Form Registrations hereunder.

(c)            Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to Section 2(b), the Advisor, on behalf of any or all Investors, shall be entitled to request Short-Form Registrations for Demand Registrable Securities in which Pubco shall pay all Registration Expenses whether or not any such Short-Form Registration has become effective; provided, however, that Pubco shall not be obligated to effect any such Short-Form Registration: (i) if the holders of Demand Registrable Securities, together with the holders of any other securities of Pubco entitled to inclusion in such Short-Form Registration, propose to sell Demand Registrable Securities with an aggregate market price at the time of request of less than $5,000,000, (ii) if Pubco has already effected three (3) Short-Form Registrations (which became effective) for the holders of Demand Registrable Securities requesting a Short-Form Registration pursuant to this Section 2(c), or (iii) if Pubco has already effected a Demand Registration (which became effective) in the preceding 90-day period. Demand Registrations shall be Short-Form Registrations whenever Pubco is permitted to use any applicable Short-Form Registration and if the managing underwriters (if any) agree to the use of a Short-Form Registration. For so long as Pubco is subject to the reporting requirements of the Exchange Act, Pubco shall use its reasonable best efforts to make Short-Form Registrations available for the offer and sale of Demand Registrable Securities. If Pubco is qualified to and, pursuant to the request of the Advisor, has filed with the Commission a Registration Statement under the Securities Act on Form S-3 pursuant to Rule 415 (a “Shelf Registration”), then Pubco shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing, and, if Pubco is a WKSI at the time of any such request, to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and once effective, Pubco shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) for a period ending on the earlier of (i) the date on which all Demand Registrable Securities included in such Registration have been sold or distributed pursuant to the Shelf Registration or (ii) the date as of which all of the Demand Registrable Securities included in such Registration are able to be sold within a 90-day period in compliance with Rule 144 under the Securities Act (without any restrictions as to volume or the manner of sale or otherwise and, in the case of Demand Registrable Securities issuable upon the exercise of Warrants, assuming the exercise of such Warrants for cash). If for any reason Pubco ceases to be a WKSI or becomes ineligible to utilize Form S-3, Pubco shall prepare and file with the Commission a Registration Statement or Registration Statements on such form that is available for the sale of Registrable Securities.

(d)            Shelf Takedowns. At any time when the Resale Shelf Registration Statement or a Shelf Registration for the sale or distribution by holders of Registrable Securities on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, block sale or other distribution plan (each, a “Resale Shelf Registration”), is effective and its use has not been otherwise suspended by Pubco in accordance with the terms of Section 2(f) below, upon a written demand (a “Takedown Demand”) by any Investor that is, in either case, a Shelf Participant holding Registrable Securities at such time (the “Initiating Holder”), Pubco will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration (a “Takedown Offering”) and Pubco shall pay all Registration Expenses in connection therewith; provided that, Pubco will provide (x) in connection with any non-marketed underwritten Takedown Offering (other than a Block Trade), at least two (2) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant, (y) in connection with any Block Trade initiated prior to the three (3) year anniversary of the date hereof, notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant no later than noon Eastern time on the Business Day prior to the requested Takedown Demand and (z) in connection with any marketed underwritten Takedown Offering, at least five (5) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant. In connection with (x) any non-marketed underwritten Takedown Offering initiated prior to the three (3) year anniversary of the date hereof and (y) any marketed underwritten Takedown Offering, if any Shelf Participants entitled to receive a notice pursuant to the preceding sentence request inclusion of their Registrable Securities (by notice to Pubco, which notice must be received by Pubco no later than (A) in the case of a non-marketed underwritten Takedown Offering (other than a Block Trade), the Business Day following the date notice is given to such participant, (B) in the case of a Block Trade, by 10:00 p.m. Eastern time on the date notice is given to such participant and (C) in the case of a marketed underwritten Takedown Offering, three (3) Business Days following the date notice is given to such participant), the Initiating Holder and the other Shelf Participants that request inclusion of their Registrable Securities shall be entitled to sell their Registrable Securities in such offering. Each holder of Registrable Securities that is a Shelf Participant agrees that such holder shall treat as confidential the receipt of the notice of a Takedown Demand and shall not disclose or use the information contained in such notice without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(e)            Priority on Demand Registrations and Takedown Offerings. Pubco shall not include in any Demand Registration that is an underwritten offering any securities that are not Demand Registrable Securities without the prior written consent of the managing underwriters and the Advisor. If a Demand Registration or a Takedown Offering is an underwritten offering and the managing underwriters advise Pubco in writing that in their opinion the number of Demand Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Advisor, Pubco shall include in such offering, prior to the inclusion of any securities which are not Demand Registrable Securities, the Demand Registrable Securities requested to be included in such Registration (pro rata among the holders of such Demand Registrable Securities on the basis of the number of Demand Registrable Securities owned by each such holder).

(f)            Restrictions on Demand Registrations and Takedown Offerings. Any demand for the filing of a Registration Statement or for a registered offering (including a Takedown Offering) hereunder will be subject to the constraints of any applicable lock-up arrangements to which any demanding Investor is party, and, except as otherwise permitted under this Agreement, any such demand must be deferred until such lock-up arrangements no longer apply with respect to the Registrable Securities subject thereto.

(i)            Pubco shall not be obligated to effect any Demand Registration within 60 days prior to Pubco’s good faith estimate of the date of filing of a Registration Statement in respect of an underwritten public offering of Pubco’s securities and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 120 days from the date of the underwriting agreement entered into in respect of such underwritten public offering. Pubco may postpone, for up to 60 days from the date of the request, the filing or the effectiveness of a Registration Statement for a Demand Registration or suspend the use of a Prospectus that is part of any Resale Shelf Registration Statement (and therefore suspend sales of the Registrable Securities included therein pursuant to such Resale Shelf Registration Statement) by providing written notice to the holders of Registrable Securities in accordance with Section 2(f)(ii) if the board of directors of Pubco reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a detrimental effect on any proposal or plan by Pubco or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require Pubco to disclose any material nonpublic information which would reasonably be likely to be detrimental to Pubco and its subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. Pubco may delay or suspend the effectiveness of a Registration Statement filed hereunder or Takedown Offering pursuant to this Section 2(f)(i) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, Pubco may in any event delay or suspend the effectiveness of Demand Registration or Takedown Offering in the case of an event described under Section 5(g) to enable it to comply with its obligations set forth in Section 5(f).

(ii)            In the case of an event that causes Pubco to suspend the use of any Resale Shelf Registration as set forth in Section 2(f)(i) or pursuant to Section 5(g) (a “Suspension Event”), Pubco shall give a notice to the holders of Registrable Securities Registered pursuant to such Shelf Registration (a “Suspension Notice”), no later than three (3) Business Days from the date of such Suspension Event, to suspend sales of the Registrable Securities and, such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (provided that in each notice Pubco shall not disclose the basis for such suspension or any material non-public information to any Investor unless otherwise requested in writing by such Investor). Pubco shall use commercially reasonable efforts to make the Resale Shelf Registration Statement available for the sale by Investors of Registrable Securities as soon as practicable following a Suspension Event. A holder of Registrable Securities shall not effect any sales of the Registrable Securities pursuant to such Resale Shelf Registration (or such filings) at any time after it has received a Suspension Notice from Pubco and prior to receipt of an End of Suspension Notice (as defined below); provided, for the avoidance of doubt, that the foregoing shall not restrict or otherwise affect the consummation of any sale pursuant to a contract entered into, or order placed, by any holder prior to the delivery the Suspension Notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from Pubco, which End of Suspension Notice shall be given by Pubco to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event.

(iii)            Notwithstanding any provision herein to the contrary, if Pubco shall give a Suspension Notice with respect to any Resale Shelf Registration pursuant to this Section 2(f), Pubco agrees that it shall extend the period of time during which such Resale Shelf Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended Prospectus necessary to resume sales, with respect to each Suspension Event; provided that, such period of time shall not be extended beyond the date that Common Stock covered by such Resale Shelf Registration are no longer Registrable Securities.

(g)            Selection of Underwriters. In connection with any Demand Registration, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided that, such selection shall be subject to the written consent of Pubco, which consent will not be unreasonably withheld, conditioned or delayed. If any Takedown Offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such Takedown Offering. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all holders of Registrable Securities participating in such offering. All Investors proposing to distribute their securities through underwriting shall (together with Pubco) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(h)            Other Registration Rights. Each Investor acknowledges that the registration rights granted in this Agreement are subject to the written consent of the holders of a majority of the registrable securities subject to that certain amended and restated registration rights agreement, dated December 18, 2020, by and among, Pubco, DFHTA Sponsor LLC and the other parties thereto (the “Business Combination Registration Rights Agreement”). Pubco agrees to use its commercially reasonable efforts to cause the holders of a majority of the registrable securities under the Business Combination Registration Rights Agreement to consent to the Registrations contemplated by this Agreement prior to December 31, 2021; provided that in the event such consent is not obtained, the Company and each Investor shall execute a joinder to the Business Combination Registration Rights Agreement, which joinder shall provide for Pubco to file a Resale Shelf Registration Statement following the request of the Advisor, but in any event not prior to August 31, 2022.

(i)            Revocation of Demand Notice or Takedown Notice. At any time prior to the effective date of the Registration Statement relating to a Demand Registration or the “pricing” of any offering relating to a Takedown Demand, the holders of Registrable Securities that requested such Demand Registration or Takedown Offering may revoke such request for a Demand Registration or Takedown Offering on behalf of all holders of Registrable Securities participating in such Demand Registration or Takedown Offering without liability to such holders of Registrable Securities, in each case by providing written notice to Pubco.

3.              Piggyback Registrations.

(a)            Right to Piggyback. Whenever Pubco proposes to register under the Securities Act an offering of any of its securities on behalf of any holders thereof (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Demand Registration (which, for the avoidance of doubt, is addressed in and subject to the rights set forth in, Section 2 hereof), (iii) pursuant to a Takedown Demand (which, for the avoidance of doubt, is addressed in and subject to the rights set forth in, Section 2 hereof), (iv) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (v) pursuant to a registration relating solely to employment benefit plans, or (vi) in connection with a registration the primary purpose of which is to register debt securities) and the registration form to be used may be used for the Registration of Registrable Securities (a “Piggyback Registration”), Pubco shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which Pubco has received written requests for inclusion therein within ten (10) Business Days after the delivery of Pubco’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable Registration Statement becoming effective.

(b)            Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by Pubco in all Piggyback Registrations, whether or not any such Registration became effective.

(c)            Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary Registration on behalf of Pubco, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such Registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities Pubco proposes to sell, (ii) second, the Registrable Securities requested to be included in such Registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such Registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d)                 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Pubco’s securities other than holders of Registrable Securities, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such Registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such Registration (i) first, the securities requested to be included therein by the holders initially requesting such Registration, (ii) second, the Registrable Securities requested to be included in such Registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such Registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e)            Other Registrations. If Pubco has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous Registration has not been withdrawn or abandoned, then Pubco shall not be required to file or cause to be effected any other Registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form or the Resale Shelf Registration Statement or a New Registration Statement) at the request of any holder or holders of such Registrable Securities until a period of at least 90 days has elapsed from the effective date of such previous Registration; provided, however, that Pubco shall at all times remain obligated to file, supplement and/or amend, as applicable, each Registration Statement required to be filed pursuant to Section 1 in accordance with Sections 1(a) and 1(b), as applicable.

(f)             Right to Terminate Registration. Pubco shall have the right to terminate or withdraw any Registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such Registration. The Registration Expenses of such withdrawn Registration shall be borne by Pubco in accordance with Section 7.

4.             Agreements of Certain Holders.

(a)            If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, any Investor that beneficially owns 1% or more of the outstanding Common Stock on the date of such underwritten Public Offering shall enter into lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by such managing underwriter(s). In no event shall any Investor holding Registrable Securities that is not a director or executive officer of Pubco, or an Affiliate (as defined in the Advisory Agreement) thereof, on the date of such underwritten Public Offering be required to enter into any such lock-up agreement (i) that contains less favorable terms than the terms offered to any other Investor, or (ii) unless such Investor has requested its Registrable Securities be included in such underwritten Registration, after the first anniversary of the Closing Date (as defined in the Business Combination Agreement) if it beneficially owns less than 5% of the outstanding Common Stock on the date of such underwritten Public Offering. In addition, (i) in no event shall any Investor that is not a director or executive officer of Pubco, or an Affiliate thereof, on the date of such underwritten Public Offering be required to enter into lockup agreements pursuant to this Section 4(a) on more than two (2) occasions (unless such Investor is including its Registrable Securities in an underwritten Registration and such lockup is requested by the managing underwriter(s) in connection therewith), (ii) any lock-up agreement into which any Investor enters into pursuant to this Section 4(a) shall be for a period of not more than sixty (60) days, (iii) from and after the second anniversary of the Closing Date, the Advisor may terminate the obligations of all Investors to enter into lock-up agreements pursuant to this Section 4(a) by tendering to the Company the immediately effective resignation of the Advisor Director (as defined in the Advisory Agreement) and immediately and irrevocably waiving all rights of the Advisor under Section 7 of the Advisory Agreement, (iv) no Investor shall be required to enter into a lock-up agreement pursuant to this Section 4(a) within six (6) months following the expiration of a previous lock-up agreement entered into by such Investor pursuant to this Section 4(a), and (v) no Investor shall be required to be subject to a lockup agreement pursuant to this Section 4(a) during the sixty (60) day period commencing immediately following the date the Lock-Up Period (as defined in the Lock-Up Agreement) for any Registrable Securities terminates.

(b)            The holders of Registrable Securities shall use commercially reasonable efforts to provide such information as may reasonably be requested by Pubco, or the managing underwriter, if any, in connection with the preparation of any Registration Statement in which the Registrable Securities of such holder are to be included, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 3. Notwithstanding anything else in this Agreement, Pubco shall not be obligated to include such holder’s Registrable Securities to the extent Pubco has not received such information, and received any other reasonably requested selling stockholder questionnaires, on or prior to the later of (i) the fifth (5th) Business Day following the date on which such information is requested from such holder and (ii) the second (2nd) Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this Agreement.

5.             Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be Registered pursuant to this Agreement or have initiated a Takedown Offering, Pubco shall use its reasonable best efforts to effect the Registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Pubco shall as expeditiously as reasonably possible:

(a)            prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a Registration Statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective (provided that at least two (2) Business Days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, Pubco shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and no such document shall be filed with the Commission to which any Investor or its counsel reasonably objects);

(b)            notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (B) the receipt by Pubco or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each Registration Statement filed hereunder;

(c)            prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement and the Prospectus used in connection therewith current, effective and available for the resale of all of the Registrable Securities required to be covered thereby for a period ending when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such Registration Statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such Registration Statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(d)            furnish to each seller of Registrable Securities thereunder such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)            during any period in which a Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f)             use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Pubco shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g)            promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a Prospectus or supplement to any Prospectus relating to a Registration Statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) of any request by the Commission for the amendment or supplementing of such Registration Statement or Prospectus or for additional information, and (iii) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Pubco promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h)            cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Pubco are then listed and, if similar securities are not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

(i)             if applicable, promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Resale Shelf Registration Statement (an “Issuer Filing”), pay the filing fee required by such Issuer Filing and use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Resale Shelf Registration Statement.

(j)             provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(k)            enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, participating in such number of “road shows”, investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(l)             make available for inspection by a representative of the Applicable Approving Party, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such representative or underwriter, all financial and other records, pertinent corporate and business documents and properties of Pubco as shall be reasonably requested to enable them to exercise their due diligence responsibility, and cause Pubco’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such representative, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that any such representative or underwriter enters into a confidentiality agreement, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information;

(m)           take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration (including any Shelf Registration) or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)            otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

(o)            permit any holder of Registrable Securities who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of Pubco to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to Pubco in writing, which in the reasonable judgment of such holder and its counsel should be included;

(p)            in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(q)            use its reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(r)             cooperate with the holders of Registrable Securities covered by the Registration Statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Registration Statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(s)            cooperate with each holder of Registrable Securities covered by the Registration Statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(t)             if such Registration includes an underwritten public offering, use its reasonable best efforts to obtain a cold comfort letter from Pubco’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such Registration reasonably request;

(u)            provide a legal opinion of Pubco’s outside counsel, dated the effective date of such Registration Statement (and, if such Registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the Prospectus included therein (including the preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(v)            if Pubco files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(w)           if Pubco does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(x)            subject to the terms of Section 2(c) and Section 2(d), if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when Pubco is required to re-evaluate its WKSI status Pubco determines that it is not a WKSI, use its reasonable best efforts to refile the Registration Statement on Form S-3 and keep such Registration Statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such Registration Statement is required to be kept effective;

(y)            cooperate with each Investor that holds Registrable Securities being offered and the managing underwriter or underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, in any such case as such Investor or the managing underwriter or underwriters, if any, may reasonably request; and

(z)             for so long as this Agreement remains effective, (a) cause the Common Stock to be eligible for clearing through DTC, through its DWAC system; (b) be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) ensure that the transfer agent for the Common Stock is a participant in, and that the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or successor thereto); and (d) use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

6.             Termination of Rights. Notwithstanding anything contained in this Section 6 to the contrary, the right of the Advisor and its Affiliates to include Registrable Securities in any Demand Registration or any Piggyback Registration shall not terminate pursuant to this Section 6 with respect to the Advisor and its Affiliates for so long as the Advisor has the right to designate an Advisor Director under Section 7 of the Advisory Agreement. Other than as set forth in the previous sentence, the right of any Investor to include Registrable Securities in any Demand Registration or any Piggyback Registration shall terminate on such date that (i) such Investor (together with its affiliates) beneficially owns less than 1% of the outstanding Common Stock, (ii) has held the securities for one year and (iii) may sell all of the Registrable Securities owned by such Investor pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise; provided, however, that with respect to any Investor whose rights have terminated pursuant to this Section 6, if following such a termination, such Investor loses the ability to sell all of its Registrable Securities pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise due to a change in interpretive guidance by the Commission or otherwise, then such Investor’s right to include Registrable Securities in any Demand Registration or any Piggyback Registration shall be reinstated until such time as the Investor is once again able to sell all of its Registrable Securities pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise.

7.             Registration Expenses.

(a)            All expenses incident to Pubco’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Pubco and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by Pubco (all such expenses being herein called “Registration Expenses”), shall be borne by Pubco as provided in this Agreement and, for the avoidance of doubt, Pubco also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Pubco are then listed. Each Person that sells securities hereunder shall bear and pay all underwriting discounts and commissions, underwriter marketing costs, brokerage fees and transfer taxes applicable to the securities sold for such Person’s account and all reasonable fees and expenses of any legal counsel representing any such Person.

(b)            Pubco shall reimburse the holders of Registrable Securities included in such Registration for the reasonable fees and disbursements of one counsel chosen by the Applicable Approving Party in connection with any underwritten Demand Registration.

8.             Indemnification.

(a)            Pubco agrees to (i) indemnify, defend and hold harmless, to the fullest extent permitted by law, each Investor, each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act) each Investor’s and control Person’s respective officers, directors, members, partners, managers, agents, affiliates and employees from and against all losses, claims, actions, damages, liabilities and expenses (“Losses”) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a Prospectus, in light of the circumstances under which the statements therein were made), and (ii) pay to each Investor and their respective officers, directors, members, partners, managers, agents, affiliates and employees and each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except in each case of (i) or (ii) insofar as the same are caused by or contained in any information furnished in writing to Pubco or any managing underwriter by or on behalf of such Investor expressly for use therein; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pubco (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall Pubco be liable in any such case for any such claim, loss, damage, liability or action to the extent that it arises out of or is based upon an untrue or alleged untrue statement of any material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, Prospectus, preliminary Prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Investor expressly for use in connection with such Registration Statement or to the extent that such Loss results from an Investor’s initiation of a transaction pursuant to a Registration Statement during a Suspension Event noticed to such Investor by Pubco in accordance with Section 2(f)(ii) hereof. In connection with an underwritten offering, Pubco shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)            In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder shall furnish to Pubco in writing such information relating to such holder as Pubco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Pubco, its officers, directors, employees, agents and representatives and each Person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained in any information so furnished in writing by or on behalf of such holder or to the extent that such Loss results from an Investor’s initiation of a transaction pursuant to a Registration Statement during a Suspension Event noticed to such Investor by Pubco in accordance with Section 2(f)(ii) hereof; provided that, the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)            Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party in defending such claim) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the Registration, at the expense of the indemnifying party. Notwithstanding anything to the contrary contained herein, Pubco shall not, without the prior written consent of the Person entitled to indemnification, consent to entry of any judgment or enter into any settlement or other compromise with respect to any claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified Persons of a full release from all liability with respect to such claim or which includes any admission as to fault or culpability or failure to act on the part of any indemnified Person.

(d)            Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 8(a) or 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by or on behalf of such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 8(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 8(d) to contribute shall be several in proportion to the amount of securities Registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such Registration (less the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 8(b) or otherwise) as a result of any untrue statements, alleged untrue statements, omissions or alleged omissions in connection with such Registration).

(e)            The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

9.             Participation in Underwritten Registrations. No Person may participate in any Registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten Registration shall be required to make any representations or warranties to Pubco or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to Pubco or the underwriters with respect thereto that are materially more burdensome than those provided in Section 8. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by Pubco and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4, Section 5 and this Section 9 or that are necessary to give further effect thereto, and Pubco shall execute and deliver such other agreements as may be reasonably requested by the lead managing underwriter(s) (if applicable) in order to effect any Registration required hereunder. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 9, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, Pubco and the underwriters created pursuant to this Section 9.

10.           Other Agreements.

(a)            For so long as any Investor holds Registrable Securities that may be sold pursuant to Rule 144 only if Pubco is in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), Pubco will use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 and, in furtherance thereof, (i) remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and (ii) timely (without giving effect to any extensions pursuant to Rule 12b-25 under the Exchange Act, as applicable) file all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable (provided, that the failure to file Current Reports on Form 8-K shall not be deemed to violate this Section 10(a) to the extent that Rule 144 remains available for the resale of Registrable Securities). Upon reasonable prior written request, Pubco shall deliver to the Investors a customary written statement as to whether it has complied with such requirements.

(b)            Reserved.

(c)            Reserved.

(d)            The stock certificates evidencing the Registrable Securities (and/or book entries representing the Registrable Securities) held by each Investor shall not contain or be subject to any legend restricting the transfer thereof (and the Registrable Securities shall not be subject to any stop transfer or similar instructions or notations): (A) while a Registration Statement covering the sale or resale of such securities is effective under the Securities Act, or (B) if such Investor provides customary paperwork to the effect that it has sold such shares pursuant to Rule 144, or (C) if such Registrable Securities are eligible for sale under Rule 144(b)(1) as set forth in customary non-affiliate paperwork provided by such Investor, or (D) if at any time on or after the date that is one year after the Form 10 Disclosure Filing Date such Investor certifies that it is not an affiliate of Pubco and that such Investor’s holding period for purposes of Rule 144 in respect of such Registrable Securities is at least six (6) months, or (E) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) as determined in good faith by counsel to Pubco or set forth in a legal opinion delivered by nationally recognized counsel to an Investor (collectively, the “Unrestricted Conditions”). Pubco agrees that following the Registration Date or at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required it will, no later than two (2) Business Days following the delivery by an Investor to Pubco or Pubco’s transfer agent of a certificate representing any Registrable Securities, issued with a restrictive legend, (or, in the case of Registrable Securities represented by book entries, delivery by an Investor to Pubco or Pubco’s transfer agent of a legend removal request) deliver or cause to be delivered to such Investor a certificate or, at the request of such Investor, deliver or cause to be delivered such Registrable Securities to such Investor by crediting the account of such Investor’s prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system, in each case, free from all restrictive and other legends and stop transfer or similar instructions or notations. For purposes hereof, “Registration Date” shall mean the date that the Resale Shelf Registration Statement covering the Registration Statement has been declared effective by the Commission. If any of the Unrestricted Conditions is met at the time of issuance of any Registrable Securities (e.g., upon exercise of Warrants), then such securities shall be issued free of all legends. Each Investor shall have the right to pursue any remedies available to it hereunder, or otherwise at law or in equity, including a decree of specific performance and/or injunctive relief, with respect to Pubco’s failure to timely deliver shares of Common Stock without legend as required pursuant to the terms hereof.

11.           Definitions.

(a)            “Applicable Approving Party” means either the Advisor, or, if the Advisor is not participating in the applicable offering, the holders of a majority of the Registrable Securities participating in the applicable offering.

(b)            “Block Trade” means any non-marketed underwritten Takedown Offering taking the form of a bought deal or block sale to a financial institution.

(c)            “Business Combination Agreement” means that certain business combination agreement, dated as of December 18, 2020, among Pubco, CareMax Medical Group, LLC, a Florida limited liability company and IMC Medical Group Holdings, LLC, a Delaware limited liability company.

(d)            “Business Day” means any day that is not a Saturday or Sunday or a legal holiday in the state in which Pubco’s chief executive office is located or in New York, NY.

(e)            “Commission” means the U.S. Securities and Exchange Commission.

(f)             “Demand Registrable Securities” means Registrable Securities beginning sixty (60) days prior to the expiration of the Lock-Up Period (as defined in the Lock-Up Agreement) applicable to such Registrable Securities; provided further that any Registrable Securities that would be Demand Registrable Securities but for which the expiration of the Lock-Up Period is in excess of sixty (60) days shall be deemed to be Demand Registrable Securities for the purpose of inclusion in a Demand Registration for which other Demand Registrable Securities are being Registered.

(g)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(h)            “FINRA” means the Financial Industry Regulatory Authority or any successor thereto.

(i)             “Form 10 Disclosure Filing Date” means the date on which Pubco filed with the Commission a Current Report on Form 8-K that includes current “Form 10 information” (within the meaning of Rule 144) reflecting Pubco’s status as an entity that is no longer an issuer described in paragraph (i)(1)(i) of Rule 144.

(j)             “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(k)            “Lock-Up Agreement” means that certain Lock-Up Agreement, dated of even date herewith by and among Pubco, the Advisor and any other Person who executes a joinder thereto.

(l)             “New Registration Statement Filing Deadline” means, with respect to any New Registration Statements that may be required pursuant to Section 1(b), (i) the tenth (10th) day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the Commission shall have informed Pubco that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (ii) if such New Registration Statement is required for a reason other than as described in clause (i) of this definition, the fifteenth (15th) day following the date on which Pubco first knows that such New Registration Statement is required.

(m)           “Permitted Transferees” means any Person to whom an Investor is permitted to transfer Registrable Securities prior to the expiration of the applicable Lock-Up Period (as defined under the Lock-Up Agreement), under the Lock-Up Agreement, the Warrants, or this Agreement, and to any permitted transferee thereafter.

(n)            “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other legal entity or business organization and a governmental entity or any department, agency or political subdivision thereof.

(o)            “Prospectus” means (i) the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus and (ii) any free writing prospectus (within the meaning of Rule 405 under the Securities Act) relating to any offering of Registrable Securities pursuant to a Registration Statement.

(p)            “Public Offering” means any sale or distribution by Pubco and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering Registered under the Securities Act.

(q)            “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(r)             “Registrable Securities” means (i) the Subscribed Shares, (ii) any Warrant Shares issued to an Investor, or issuable upon exercise of the Warrants held by an Investor, (iii) any shares of Common Stock issued or issuable upon the exercise, conversion or exchange of, or pursuant to adjustments or anti-dilution provisions applicable to, securities hereafter issued in exchange or substitution for, or otherwise with respect to, securities referred to in clauses (i) through (iii) (including the Warrants) by way of reclassification, exchange or otherwise, and (iv) any Common Stock issued or issuable with respect to the securities referred to in the preceding clauses (i) through (iii) (including the Warrants) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering Registered under the Securities Act, sold to the public through a broker, dealer or market maker in compliance with Rule 144 or repurchased by Pubco or any of its subsidiaries; provided that, solely with respect to the Warrant Shares, when the Warrants are no longer exercisable (other than pursuant to the vesting provisions of the Series B Warrants), the Warrant Shares underlying such unexercisable Warrants shall cease to be Registrable Securities. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person holds such Registrable Securities of record or in “street name” or has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right and, in the case of Registrable Securities issuable upon exercise of Warrants, assuming the exercise thereof for cash), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be Registered pursuant to this Agreement.

(s)            “Registration Statement” means any registration statement filed by Pubco with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

(t)             “Rule 144”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(u)            “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(v)            “Shelf Participant” means any holder of Registrable Securities listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration or any such holder that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.

(w)           “WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

12.           Miscellaneous.

(a)            No Inconsistent Agreements. Pubco shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Investors in this Agreement.

(b)            Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof.

(c)            Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d)            Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of Pubco and the Advisor, provided that no amendment may materially and disproportionately adversely affect the rights of any holder of Registrable Securities compared to other holders of Registrable Securities without the consent of such adversely affected holder. Any amendment or waiver effected in accordance with this Section 12(d) shall be binding upon each Investor and Pubco. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e)            Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities and any subsequent holder of securities that are convertible into, or exercisable or exchangeable for, Registrable Securities. Pubco shall not assign its obligations hereunder without the prior written consent of the Advisor.

(f)             Transfer of Rights. An Investor may transfer or assign, in whole or from time to time in part, to one or more Permitted Transferees, its rights and obligations under this Agreement and such rights will be transferred to such transferee effective upon receipt by Pubco of (A) written notice from such Investor stating the name and address of the transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (B) except in the case of a transfer to an existing Investor, a written agreement from such transferee to be bound by the terms of this Agreement. A transferee of Registrable Securities who satisfies the conditions set forth in this Section 12(f) shall henceforth be an “Investor” for purposes of this Agreement. In the event a holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such holder, Pubco shall use its reasonable best efforts to amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Resale Shelf Registration Statement; provided that, in no event shall Pubco be required to file a post-effective amendment to the Resale Shelf Registration Statement unless Pubco receives a written request from the subsequent transferee, requesting that its shares of Common Stock be included in the Resale Shelf Registration Statement, with all information reasonably requested by Pubco.

(g)            Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(h)            Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of facsimile, electronic mail, portable data format (PDF) or other electronic signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i)             Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless the context otherwise required: (i) the use of the word “including” herein shall mean “including without limitation,” (ii) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, and (iii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter.

(j)             Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state. The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement must be brought exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York, and sitting in the County of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 12(k) of this Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(k)            Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, upon non-automated confirmation of receipt from the recipient, (iii) upon delivery or refusal of delivery after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) upon delivery or refusal of delivery after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified below, or in the case of an Investor that is not the Advisor, at its address as set forth in the joinder to this Agreement by such Investor, or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 12(k):

if to Pubco:

CareMax, Inc.

1000 NW 57 Court

Suite 400

Miami, FL 33126

Telephone: ***

Attention: General Counsel

Email:     ***

with a copy to:

DLA Piper LLP (US)

200 South Biscayne Boulevard

Suite 2500

Miami, FL 33131

Telephone: (305) 702-8880

Attention: Joshua M. Samek, Esq.

Email:     Joshua.Samek@us.dlapiper.com

if to the Advisor:

Related CM Advisor, LLC

30 Hudson Yards

New York, NY 10001

Telephone: ***

Attention: Bryan Cho

Email: ***

With a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Telephone: (212) 558-4312

Attention: Robert W. Downes

Email:     downesr@sullcrom.com

(l)            Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(m)           No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

* * * * *

IN WITNESS WHEREOF, Pubco has executed this Agreement as of the date first written above.

CAREMAX, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Advisor has executed this Agreement as of the date first written above.

RELATED CM ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of July 13, 2021 (as the same may hereafter be amended, the “Registration Rights Agreement”), among CareMax Inc., a Delaware corporation (“Pubco”), and the other persons named as parties therein.

By executing and delivering this Joinder to Pubco, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ________, 20__.

INVESTOR:
[●]
By:
Its:
Address for Notices: [●]
[●]
[●]
[●]
Agreed and Accepted as of _________________
CAREMAX, INC.
By:
Its:

Exhibit D

Form of Warrants

Exhibit E

LOCK-UP AGREEMENT

July 13, 2021

CareMax, Inc.

1000 NW 57 Court

Suite 400

Miami, FL 33126

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the Exclusive Real Estate Advisory Agreement entered into as of July 13, 2021 (the “Advisory Agreement”) by and between CareMax, Inc., a Delaware corporation (“CareMax”), and Related CM Advisor, LLC, a Delaware limited liability company (“Related”), and the Subscription Agreement contemplated by the Advisory Agreement, by and between CareMax and Related. Capitalized terms used and not otherwise defined herein are defined in the Subscription Agreement and shall have the meanings given to such terms in the Subscription Agreement.

1.            In order to induce all parties to consummate the transactions contemplated by the Advisory Agreement, the undersigned hereby agrees that:

(a)           with respect to the Subscribed Shares held by the undersigned or any of its affiliates (as used herein as defined in Rule 12b-2 under the Exchange Act), from the date hereof until six (6) months after the Closing Date; and

(b)           with respect to Warrant Shares obtained by the undersigned or any of its affiliates upon the exercise of any of the Warrants (all such Warrant Shares, together with the Subscribed Shares and any equity securities issued in exchange therefor, the “Lock-Up Shares”), from the date of such exercise as determined in accordance with Section 3.3.4 of the Warrants (the “Exercise Date”) until six (6) months after the Exercise Date; provided, however, that in the event that any portion of the Series B Warrant is exercised pursuant to subsection 3.3.1(b) of the Series B Warrant, the date in respect of such portion of the Series B Warrant shall be the later of (i) six (6) months after the Exercise Date and (ii) the date that the Company receives the Warrant Price (as defined in the Series B Warrant) for that portion of Warrant Shares exercised pursuant to the Series B Warrant (the applicable period set forth in each of clauses (a) and (b), the “Lock-Up Period”), the undersigned will not: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Lock-Up Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); provided, however, that in the event the exercise of any of the Warrants and receipt of Warrant Shares in respect thereof results in a liability for taxes payable by the undersigned or its affiliate that is the beneficial owner of such Warrants or Warrant Shares, such person shall be permitted, notwithstanding the Lock-Up Period, to sell or otherwise dispose of Lock-Up Shares with an aggregate value not to exceed such tax liability (in such case, delivery of an certificate attesting to such holder’s tax liability to the Company shall be sufficient for purposes hereof).

2.            The undersigned hereby authorizes CareMax to cause its transfer agent for the Class A Common Stock to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Lock-Up Shares during the Lock-Up Period, as applicable thereto, and each of the Warrants shall contain a legend noting note such restrictions.

3.            Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-Up Shares during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence):

(a)           if the undersigned is not a natural person, to its direct or indirect equity holders or to any of its other affiliates;

(b)           as a bona fide gift or gifts;

(c)           to the immediate family members (including spouses, significant others, lineal descendants, brothers and sisters) of the undersigned;

(d)           to a family trust, foundation or partnership established for the exclusive benefit of the undersigned, its equity holders or any of their respective immediate family members;

(e)           to a charitable foundation controlled by the undersigned, its equity holders or any of their respective immediate family members;

(f)           if the undersigned is not a natural person, to any affiliate, subsidiary, employee, officer, director, investment fund controlled or managed by the undersigned or its affiliates, or commonly controlled or managed investment fund; or

(g)           if the undersigned is not a natural person, through distributions to limited or general partners, members, managers, equity holders, stockholders or affiliates of the undersigned or via the admission of new equity holders, partners, members or managers into any entity holding any of the Lock-Up Shares.

provided, however, that in the case of any sale or transfer pursuant to clauses (a) through (g) above, such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to CareMax, agreeing to be bound by the transfer restrictions and the other terms and conditions of this Agreement in the form attached as Exhibit A hereto.

4.            The restrictions set forth in this Agreement shall not apply to:

(a)           the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the sale or transfer of Lock-Up Shares; provided, however, that such plan does not provide for the sale or transfer of Lock-Up Shares during the Lock-Up Period;

(b)           any shares of Common Stock purchased by the undersigned in the open market or in any public or private capital raising transaction of CareMax other than the Lock-Up Shares; or

(c)           the inclusion of any Lock-Up Shares (but not the subsequent sale or transfer of such Lock-Up Shares) as part of any resale shelf registration statement filed pursuant to the Registration Rights Agreement.

5.            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with enforcement hereof.

6.            This Agreement and the other Subscription Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and no third party shall have the right to enforce the terms of this Agreement directly against the undersigned holders of Lock-Up Shares. This Agreement may not be changed, amended, modified or waived as to any particular provision, except by a written instrument executed by CareMax and the undersigned.

7.            For the avoidance of any doubt, the parties hereto acknowledge and agree that the undersigned shall retain all of its rights as a stockholder of CareMax during the Lock-up Period with respect to the Subscription Shares and any Warrant Shares held by the undersigned, including the right to vote, and to receive any dividends and distributions in respect of, any Class A Common Stock.

2

8.            No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and its successors and assigns.

9.            This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York, and sitting in the County of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

10.           Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by overnight mail or similar private courier service, by certified mail (return receipt requested) or email transmission to the address or email address (as applicable) set forth below such party’s name on the signature page hereto.

11.           This Agreement may be executed and delivered in one or more counterparts (including by facsimile, electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

12.           This Agreement shall become effective on the Closing Date. This Agreement and the obligations of each party hereunder shall automatically terminate upon (a) the termination of the Lock-Up Period for all Lock-Up Shares that are held by the undersigned or may be acquired by the undersigned upon exercise of any of the Warrants, without regard to any vesting provisions contained therein or (b) six (6) months following the effective date of the termination by the Advisor of the Advisory Agreement pursuant to the terms thereof. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement occurring prior to its termination.

[Signature on the following page]

3

Very truly yours,

RELATED CM ADVISOR, LLC

By:
Name:
Title:

Address:
Email:

[Signature Page to Lock-Up Agreement]

Accepted and agreed:

CAREMAX, INC.

By:
Name: Carlos A. de Solo
Title: President and Chief Executive Officer

Address:

1000 NW 57 Court

Suite 400

Miami, FL 33126

Email: ***

[Signature Page to Lock-Up Agreement]

EXHIBIT A

JOINDER TO LOCK-UP AGREEMENT

The undersigned is executing and delivering this Joinder to the Lock-up Agreement by and among CareMax, Inc. (the “Company”) dated June ____, 2021 and the other parties thereto (as the same may hereafter be amended, the “Lock-Up Agreement”).

The undersigned received Lock-Up Shares (as defined in the Lock-Up Agreement) pursuant to a transaction set forth in Section 3 of the Lock-Up Agreement. By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Lock-Up Agreement as a holder of Lock-Up Shares in the same manner as if the undersigned were an original signatory to the Lock-Up Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the __ day of _______, 20__.

[•]

By:

Its:

Address for Notices: [•]

[•]

[•]

[•]

Annex A